As filed with the Securities and Exchange Commission on September 6, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

            Simon D. Collier, President & Principal Executive Officer
                               Two Portland Square
                              Portland, Maine 04101
                                  207-553-7110


                     Date of fiscal year end: June 30, 2006

             Date of reporting period: July 1, 2005 - June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]








                                  Annual Report

                                  June 30, 2006








                                  Fund Advisor:
                          Auxier Asset Management, LLC
                              5000 S.W. Meadows Rd.
                                    Suite 410
                            Lake Oswego, Oregon 97035

                   Toll Free: (877)-3AUXIER or (877) 328-9437

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AUXIER FOCUS FUND
-------------------------------------------------------------------------------
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2006


The Auxier Focus Fund's Investor Shares (the "Fund") ended the fiscal year June 30, 2006 with a disappointing gain of 3.44% versus a gain of 8.63% for the S&P 500(R) Index (the "Index"). A big reason for the underperformance was the Fund's underweighting in energy and natural resources. The Index's energy sector appreciated 22.55% for the period. Still, given the Fund's nimble asset size and flexible mandate there is no excuse for the sub par performance. In past years the Fund's equity component has generally outperformed and the Fund itself has outperformed the Index in 50 of 72 rolling 12-month periods (69% of the time) since inception (7/9/99), with an average equity exposure of only 70%. Longer term numbers are better, as the Fund's cumulative performance since inception through June 30, 2006 is 65.43% versus a 1.02% return for the Index representing a cumulative outperformance of 64.41%. For the 5-year and since inception performance the Fund's annualized return is 7.29% and 7.48% respectively, versus 2.49% and 0.15% over the same periods for the Index. (Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the Fund's website at www.auxierasset.com. The Fund charges a 2.0% redemption fee on shares redeemed within 180 days after they are purchased, subject to limited exceptions.)


Market Commentary

Recently, fears of higher inflation, interest rates and oil prices have led to a reassessment of portfolio risk. As global economies have improved, interest rates have risen in tandem, acting to reduce liquidity. Speculative strategies utilizing cheap borrowed money and low-quality securities have come into question. When money is easy and volatility is low, speculators tend to "leverage up" seeking to enhance returns. The second quarter saw an unwinding of these leveraged strategies with the advantage going to the higher quality businesses with solid dividends and strong balance sheets. The market has been long overdue for a correction to purge these excesses.

Oil prices are up over 100% the past two years, with fears of supply disruptions from geopolitical tensions, particularly in the Middle East, driving the prices far above fundamentals. Why not put everything in oil stocks? In today's global economy in which communication costs are down over 90% in the past twenty years, the "electronic herd" can literally move billions of dollars with a mouse click. The fiber optic cable industry was flooded with over $80 billion in capital in less than three years in the late 1990s. This led to a painful price deflation for the entire industry. Now, less than 10% of fiber capacity is being utilized. The lesson: the flow of information and funding is so rapid that an industry appearing to have strong sustainable pricing can suddenly become highly risky due to overinvestment. Capital gushing into the oil sector is causing price increases on commodity inputs, personnel and services. In addition, higher prices eventually alter consumption patterns, which in time can dampen demand. Taken together, these two trends could lead to a deceleration in the favorable pricing environment. Ironically, as oil has increased dramatically, natural gas prices are off over 30% this year due to record inventories in storage.

Staying ahead of inflation

According to recent government reports, inflation has continued to worsen. Yet the true measure of US inflation appears understated due to questionable government interpretation. For example, the government does not count the cost of energy and food in the core producer price index or the core consumer price index. In other words, if you don't eat, drive or heat your home, then you are probably not feeling the impact of inflation. The government utilizes rent statistics to calculate the cost of shelter in the consumer price index rather than true home ownership data. Thus we are left with the impression that the cost of shelter has been relatively flat during one of the most sustained real estate booms this country has seen.

Assuming inflation is understated, where should one invest? Rising inflation can compress price-to-earnings (P/E) ratios and profit margins, leaving high P/E stocks vulnerable. The ideal investment in such an environment is a bargain-priced company that can raise prices to counter inflation but does not have high mandatory capital spending needs. Consumer product companies with strong brands and loyal customers, like Altria and Coke, have endured

-------------------------------------------------------------------------------
AUXIER FOCUS FUND
-------------------------------------------------------------------------------
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2006

such inflationary periods. In contrast, capital intense industries, such as railroads, may enjoy great pricing but their spending needs are so high that profits often end up in the ground. Thus, the best way to mitigate the effects of inflation on a stock portfolio is to own companies with solid balance sheets that generate meaningful free cash and are able to either buy back stock or raise dividends.

Going to school on The Great Getty

Given the uncertain investment climate, it is helpful to revisit the strategies of one of America's most successful investors in the oil patch--J. Paul Getty. The following is an excerpt from The Great Getty by Robert Lenzner. "Throughout the 1930s, while the USA was struggling to recover from the worst economic setback in history, Getty was operating at full strength in the stock market amassing shares...He was one of the first modern corporate takeover strategists to use the stock market to gain control over companies, but in one significant sense he was a different animal from today's empire builder. He would never dream of borrowing a billion dollars from the banks in pursuit of his ends, or paying a 50% premium over and above market price to win his battle. What he always wanted was a bargain, an investment to be acquired below book value, a company with assets, above ground or below ground, worth far more than he paid for them."

Getty's motto was to "buy when everyone else is selling, and hold until everyone else is buying." This is an example of how the market is there to serve, not guide the investor, and actions should be disciplined by price/value considerations.

Our efforts remain committed to discovering undervalued securities regardless of the macroeconomic backdrop or latest market fads. While periods of volatility can be trying as an investor, we welcome its return to a market that had become complacent in the face of mounting risks. Prior to the most recent selloff, the market had not experienced a 10% correction in more than three years. Volatility is the friend of the rational investor who remains calm and disciplined while panic-stricken shareholders unload their holdings without regard to fundamental value. Pricing misappraisals become more abundant in such an environment, providing greater opportunity to pick up shares of quality companies trading at a discount to their intrinsic worth.

We appreciate your trust and support.


Jeff Auxier

Portfolio Manager


The views in this report were those of the Fund manager as of June 30, 2006 and may not reflect his views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments in the Fund and do not constitute investment advice.

As a non-diversified fund, the Fund will be subject to substantially more investment risk and potential for volatility than a diversified fund because its portfolio may at times focus on a limited number of companies. Moreover, if the Fund's portfolio is overweighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. Performance shown is for the Fund's Investor shares; returns for other share classes will vary. Price to earnings ratio is the value of a company's stock price relative to company earnings.

-------------------------------------------------------------------------------
AUXIER FOCUS FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2006
-------------------------------------------------------------------------------


     COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value, since the Fund's inception, of a hypothetical $10,000 investment, including reinvested dividends and distributions compared with a broad-based securities market index. The S&P 500
(R) Index ("Index") is a market weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The Fund is professionally managed while the Index is unmanaged and is not available for investment. The total return of the Fund's classes includes the maximum sales charge of 5.75% (A shares only), the maximum contingent deferred sales charge ("CDSC") of 1.00% (C shares only) and operating expenses that reduce returns while the total return of the Index does not include the effect of sales charges and expenses. A shares are subject to a 1.00% CDSC on shares purchased without an initial sales charge and redeemed less than one year after purchase. The performance of each class will differ due to different sales charges and expense structures.


Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the website of the Fund's investment adviser at www.auxierasset.com. Returns greater than one year are annualized. All Fund share classes charge a 2.0% redemption fee on shares purchased after 10/11/04 and redeemed within six months of purchase.

Performance for Investor shares for periods prior to December 10, 2004 reflects performance of Auxier Focus Fund, a series of Unified Series Trust (the "Predecessor Fund"). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds. The performance of Investor shares for the period prior to December 10, 2004 reflects the expenses of the Predecessor Fund.



Average Annual Total Return as of 06/30/06  1 Year  5 Years Since Inception (1)
------------------------------------------- ------  ------- -------------------

Investor Shares                              3.44%   7.29%       7.48%
A Shares (with sales charge) (2)              N/A     N/A      (3.57)%
C Shares (with sales charge)                  N/A     N/A        1.38%


      Date            Auxier Focus Fund       S&P 500 Index
        7/9/1999                      10,000          10,000
       7/31/1999                      10,020           9,473
       8/31/1999                      10,040           9,426
       9/30/1999                      10,070           9,167
      10/31/1999                      10,450           9,748
      11/30/1999                      10,260           9,946
      12/31/1999                      10,294          10,531
       1/31/2000                      10,414          10,002
       2/29/2000                      10,133           9,813
       3/31/2000                      10,575          10,773
       4/30/2000                      10,234          10,449
       5/31/2000                      10,013          10,234
       6/30/2000                      10,043          10,487
       7/31/2000                       9,913          10,323
       8/31/2000                      10,374          10,964
       9/30/2000                      10,464          10,385
      10/31/2000                      10,394          10,341
      11/30/2000                      10,173           9,526
      12/31/2000                      10,711           9,573
       1/31/2001                      10,976           9,912
       2/28/2001                      10,905           9,008
       3/31/2001                      10,782           8,438
       4/30/2001                      11,108           9,093
       5/31/2001                      11,556           9,154
       6/30/2001                      11,638           8,932
       7/31/2001                      11,811           8,844
       8/31/2001                      11,790           8,290
       9/30/2001                      11,139           7,621
      10/31/2001                      11,179           7,766
      11/30/2001                      11,862           8,362
      12/31/2001                      12,068           8,435
       1/31/2002                      11,944           8,312
       2/28/2002                      12,006           8,151
       3/31/2002                      12,376           8,458
       4/30/2002                      12,325           7,945
       5/31/2002                      12,407           7,887
       6/30/2002                      11,646           7,325
       7/31/2002                      11,112           6,754
       8/31/2002                      11,215           6,798
       9/30/2002                      10,680           6,059
      10/31/2002                      10,886           6,593
      11/30/2002                      11,451           6,981
      12/31/2002                      11,248           6,571
       1/31/2003                      11,037           6,399
       2/28/2003                      10,763           6,303
       3/31/2003                      10,647           6,364
       4/30/2003                      11,332           6,888
       5/31/2003                      12,049           7,255
       6/30/2003                      12,312           7,344
       7/31/2003                      12,428           7,473
       8/31/2003                      12,776           7,619
       9/30/2003                      12,766           7,538
      10/31/2003                      13,451           7,964
      11/30/2003                      13,704           8,034
      12/31/2003                      14,256           8,455
       1/31/2004                      14,651           8,611
       2/29/2004                      14,705           8,730
       3/31/2004                      14,619           8,599
       4/30/2004                      14,502           8,464
       5/31/2004                      14,352           8,580
       6/30/2004                      14,673           8,747
       7/31/2004                      14,320           8,457
       8/31/2004                      14,374           8,491
       9/30/2004                      14,459           8,583
      10/31/2004                      14,523           8,714
      11/30/2004                      15,196           9,067
      12/31/2004                      15,787           9,376
       1/31/2005                      15,590           9,147
       2/28/2005                      15,863           9,340
       3/31/2005                      15,634           9,174
       4/30/2005                      15,437           9,000
       5/31/2005                      15,754           9,287
       6/30/2005                      15,994           9,300
       7/31/2005                      16,344           9,646
       8/31/2005                      16,180           9,558
       9/30/2005                      16,125           9,635
      10/31/2005                      15,896           9,474
      11/30/2005                      16,420           9,833
      12/31/2005                      16,510           9,836
       1/31/2006                      16,701          10,097
       2/28/2006                      16,757          10,124
       3/31/2006                      16,880          10,250
       4/30/2006                      17,003          10,388
       5/31/2006                      16,701          10,089
       6/30/2006                      16,543          10,102




(1) Investor, A and C shares commenced operations on July 9, 1999, July 8, 2005, and August 26, 2005, respectively.
(2) Due to shareholder redemptions on August
21, 2005 net assets of the class were zero from the close of business on that date until September 22, 2005. Financial information presented for the period August 21, 2005 to September 22, 2005 reflects perfomance of Investor shares of the Fund. Investor shares has the same net expense ratio as the A shares.

--------------------------------------------------------------------------------
 AUXIER FOCUS FUND
 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006
--------------------------------------------------------------------------------

    Shares      Security Description                                                                           Value

 Common Stock - 73.3%
 Consumer Discretionary - 13.3%
         19,200 Apollo Group, Inc., Class A +                                                               $ 992,064
         12,350 Career Education Corp. +                                                                      369,141
          1,325 CBS Corp., Class A                                                                             35,854
         35,400 Comcast Corp., Class A +                                                                    1,158,996
          4,000 Costco Wholesale Corp.                                                                        228,520
         42,600 CVS Corp.                                                                                   1,307,820
          4,594 Discovery Holding Co., Class A +                                                               67,210
         18,700 D.R. Horton, Inc.                                                                             445,434
         39,950 Family Dollar Stores, Inc.                                                                    975,978
          8,000 FirstService Corp. +                                                                          213,120
          4,550 Home Depot, Inc.                                                                              162,844
         13,100 ITT Educational Services, Inc. +                                                              862,111
         62,080 Lincoln Educational Services +                                                              1,060,947
          3,700 Lowe's Cos., Inc.                                                                             224,479
         41,500 MAXIMUS, Inc.                                                                                 960,725
          5,000 McDonald's Corp.                                                                              168,000
          6,100 Nike, Inc., Class B                                                                           494,100
          1,500 Office Depot, Inc. +                                                                           57,000
          7,400 Signet Group plc ADR                                                                          131,498
            200 Speedway Motorsports, Inc.                                                                      7,548
         43,500 Time Warner, Inc.                                                                             752,550
          9,550 TJX Cos., Inc.                                                                                218,313
          9,250 Universal Technical Institute, Inc. +                                                         203,685
         14,990 Value Line, Inc.                                                                              640,073
         31,850 Wal-Mart Stores, Inc.                                                                       1,534,215
          3,450 Weight Watchers International, Inc.                                                           141,071
          4,300 Yum! Brands, Inc.                                                                             216,161
         10,650 Zales Corp. +                                                                                 256,559
                                                                                                    ------------------
                                                                                                           13,886,016
                                                                                                    ------------------

 Consumer Staples - 11.9%
         12,250 Alberto-Culver Co.                                                                            596,820
        393,050 Alliance One International, Inc.                                                            1,745,142
         28,350 Altria Group, Inc.                                                                          2,081,740
         22,850 Anheuser-Busch Cos., Inc.                                                                   1,041,731
         16,000 Avon Products, Inc.                                                                           496,000
         60,050 Coca-Cola Co.                                                                               2,583,351
         16,800 Diageo plc ADR                                                                              1,134,840
         15,250 Helen of Troy, Ltd. +                                                                         280,600
         22,000 National Beverage Corp.                                                                       315,700
          2,000 Nestle SA ADR                                                                                 156,735
         41,350 Safeway, Inc.                                                                               1,075,100
         19,650 UST, Inc.                                                                                     887,984
                                                                                                    ------------------
                                                                                                           12,395,743
                                                                                                    ------------------

 Energy - 1.9%
         16,750 Chevron Corp.                                                                               1,039,505
         19,613 El Paso Corp.                                                                                 294,195
          1,200 Gazpromneft ADR                                                                                21,600
            800 LUKOIL ADR                                                                                     66,880



    Shares      Security Description                                                                           Value

            500 PetroChina Company, Ltd. ADR                                                                 $ 53,985
          1,950 Petroleo Brasileiro ADR                                                                       174,155
            550 Surgutneftegaz ADR                                                                             40,700
         15,000 Willbros Group, Inc. +                                                                        284,100
                                                                                                    ------------------
                                                                                                            1,975,120
                                                                                                    ------------------

 Financials - 20.0%
          3,200 American Express Co.                                                                          170,304
         24,750 American International Group, Inc.                                                          1,461,487
          1,280 Ameriprise Financial, Inc.                                                                     57,178
         11,050 Aon Corp.                                                                                     384,761
         27,950 Assurant, Inc.                                                                              1,352,780
         34,583 Bank of America Corp.                                                                       1,663,442
          2,000 Bank of New York, Inc.                                                                         64,400
            502 Berkshire Hathaway, Inc., Class B +                                                         1,527,586
          3,125 Cascade Financial Corp.                                                                        48,355
         44,993 Citigroup, Inc.                                                                             2,170,462
          5,450 Federal Home Loan Mortgage Corp.                                                              310,704
         47,500 H&R Block, Inc.                                                                             1,133,350
          5,544 JPMorgan Chase & Co.                                                                          232,848
         11,000 Longview Fibre Co.                                                                            209,990
         81,000 Marsh & McLennan Cos., Inc.                                                                 2,178,090
          5,000 Morgan Stanley                                                                                316,050
         12,500 Old Republic International Corp.                                                              267,125
         68,668 St. Paul Travelers Cos., Inc.                                                               3,061,219
          2,600 Student Loan Corp.                                                                            525,200
         83,766 UnumProvident Corp.                                                                         1,518,678
         51,850 Waddell & Reed Financial, Inc., Class A                                                     1,066,036
         11,846 Washington Federal, Inc.                                                                      274,709
         18,750 Washington Mutual, Inc.                                                                       854,625
                                                                                                    ------------------
                                                                                                           20,849,379
                                                                                                    ------------------

 Health Care - 11.0%
          8,750 Amgen, Inc. +                                                                                 570,762
         10,000 Apria Healthcare Group, Inc. +                                                                189,000
         95,004 BioScrip, Inc. +                                                                              510,172
         75,421 Boston Scientific Corp. +                                                                   1,270,090
          5,000 Bristol-Myers Squibb Co.                                                                      129,300
         22,650 Bausch & Lomb, Inc.                                                                         1,110,756
         12,649 Coventry Health Care, Inc. +                                                                  694,936
          7,905 Express Scripts, Inc. +                                                                       567,105
          5,000 HCA, Inc.                                                                                     215,750
         97,900 Health Management Associates, Inc., Class A                                                 1,929,609
         10,750 Invacare Corp.                                                                                267,460
         17,070 LifePoint Hospitals, Inc. +                                                                   548,459
         11,850 Merck & Co., Inc.                                                                             431,696
          9,500 Pfizer, Inc.                                                                                  222,965



    Shares      Security Description                                                                           Value

          3,950 United Health Group, Inc.                                                                   $ 176,881
         16,000 WellPoint, Inc. +                                                                           1,164,320
         13,650 Wyeth                                                                                         606,197
         14,450 Zimmer Holdings, Inc. +                                                                       819,604
                                                                                                    ------------------
                                                                                                           11,425,062
                                                                                                    ------------------
 Industrials - 3.4%
         75,550 AGCO Corp. +                                                                                1,988,476
         44,500 Blount International, Inc. +                                                                  534,890
          3,000 Boeing Corp.                                                                                  245,730
          6,000 Timken Co.                                                                                    201,060
         18,650 Tyco International, Ltd.                                                                      512,875
                                                                                                    ------------------
                                                                                                            3,483,031
                                                                                                    ------------------

 Information Technology - 3.9%
         33,500 BISYS Group, Inc. +                                                                           458,950
         29,500 Dell, Inc. +                                                                                  720,095
         53,400 eFunds Corp. +                                                                              1,177,470
         26,670 First Data Corp.                                                                            1,201,217
         18,400 Microsoft Corp.                                                                               428,720
          7,000 Oracle Corp. +                                                                                101,430
                                                                                                    ------------------
                                                                                                            4,087,882
                                                                                                    ------------------

 Materials - 4.1%
         21,200 Alcoa, Inc.                                                                                   686,032
          7,000 Companhia Vale do Rio Doce ADR                                                                168,280
         44,300 Dow Chemical Co.                                                                            1,729,029
         23,950 E.I. du Pont de Nemours & Co.                                                                 996,320
         18,000 Plum Creek Timber Co., Inc.                                                                   639,000
                                                                                                    ------------------
                                                                                                            4,218,661
                                                                                                    ------------------

 Telecommunications - 3.6%
         35,750 AT&T, Inc.                                                                                    997,067
          4,975 Motorola, Inc.                                                                                100,246
         48,450 SK Telecom Co., Ltd. ADR                                                                    1,134,699
         15,300 Telecom Corp of New Zealand, Ltd., ADR                                                        304,317
         59,000 Telefonos de Mexico SA, ADR                                                                 1,228,970
            900 Tele Norte Leste Participacoes SA, ADR                                                         11,475
                                                                                                    ------------------
                                                                                                            3,776,774
                                                                                                    ------------------

 Utilities - 0.2%
          6,950 Duke Energy Corp.                                                                             204,121
                                                                                                    ------------------

 Total Common Stock (Cost $67,908,988)
                                                                                                           76,301,789
                                                                                                    ------------------



    Shares      Security Description                                   Rate

 Preferred Stock - 1.3%
 Convertible Preferred Stock - 0.7%
 Consumer Discretionary - 0.7%
         22,375 Interpublic Group of Cos., Inc.                        5.38 %                                 724,391
                                                                                                    ------------------




    Shares      Security Description                                   Rate                                    Value

 Non-Convertible Preferred Stock - 0.6%
 Utilities - 0.6%
            305 AEP Texas Central Co.                                  4.00 %                                $ 21,541
            200 Boston Edison Co.                                      4.25                                    16,256
          1,500 Connecticut Light & Power Co.                          1.90                                    48,844
          1,000 Connecticut Light & Power Co.                          2.00                                    34,562
          1,500 Connecticut Light & Power Co.                          3.90                                    47,531
          1,300 Great Plains Energy, Inc.                              4.50                                   104,812
          4,000 Hawaiian Electric Co.                                  4.25                                    64,500
            300 Indianapolis Power & Light Co.                         4.00                                    18,853
             78 MidAmerican Energy Co.                                 3.30                                     5,097
             80 MidAmerican Energy Co.                                 3.90                                     5,305
            100 Monongahela Power Co.                                  4.40                                     8,450
          1,000 Pacific Enterprises, Inc. - Sempra Energy              4.50                                    78,250
            400 Peco Energy Co.                                        3.80                                    30,000
            945 Public Services Electric & Gas Co.                     4.08                                    75,128
            300 Westar Energy, Inc.                                    4.25                                    21,375
                                                                                                    ------------------
 Total Non-Convertible Preferred Stock                                                                        580,504
                                                                                                    ------------------

 Total Preferred Stock (Cost $1,487,768)                                                                    1,304,895
                                                                                                    ------------------

 Exchange Traded Funds - 0.2%
         10,000 iShares MSCI Germany Index Fund  (Cost $94,200)                                               229,300
                                                                                                    ------------------



   Principal                                                                              Maturity

 Asset Backed Obligations - 0.7%
         14,519 Scotia Pacific Co., LLC                                6.55               01/20/07             12,150
        905,000 Scotia Pacific Co., LLC                                7.11               01/20/14            729,444
                                                                                                    ------------------
 Total Asset Backed Obligations (Cost $856,603)                                                               741,594
                                                                                                    ------------------

 Corporate Bonds - 4.2%
 Consumer Staples - 0.3%
        300,000 Alliance One International, Inc.                      11.00               05/15/12            286,500
                                                                                                    ------------------


 Energy - 0.5%
        220,000 Coastal Corp.                                          7.50               08/15/06            220,825
        115,000 Coastal Corp.                                          6.50               06/01/08            114,712
        190,000 Coastal Corp.                                          6.70               02/15/27            189,886
         50,000 Newpark Resources, Inc.                                8.63               12/15/07             50,125
                                                                                                    ------------------
                                                                                                              575,548
                                                                                                    ------------------
 Financials - 1.9%
        184,110 Finova Group, Inc.                                     7.50               11/15/09             55,233
        545,000 GB Property Funding Corp.~                            11.00               09/29/05            408,750
        670,000 GMAC                                                   6.13               09/15/06            669,042
        100,000 GMAC                                                   5.75               10/15/06             98,910
        670,000 GMAC                                                   4.38               12/10/07            642,886
         80,000 Marsh & McLennan Cos., Inc.                            5.38               03/15/07             79,598
                                                                                                    ------------------
                                                                                                            1,954,419
                                                                                                    ------------------
                                                                                                    ------------------



   Principal    Security Description                                   Rate               Maturity             Value

 Health Care - 0.6%
        700,000 Tenet Healthcare Corp.                                 6.38  %            12/01/11          $ 628,250
                                                                                                    ------------------

 Industrials - 0.2%
         18,881 Grupo TMM SA                                           9.50               08/01/07             18,881
         94,000 Waste Management, Inc.                                 7.38               08/01/10             99,241
         71,000 Waste Management, Inc.                                 7.65               03/15/11             76,124
                                                                                                    ------------------
                                                                                                              194,246
                                                                                                    ------------------

 Information Technology - 0.1%
        100,000 Danka Business Systems                                10.00               04/01/08             80,000
                                                                                                    ------------------


 Utilities - 0.6%
        255,000 Indianapolis Power & Light Co.                         8.00               10/15/06            256,441
         65,000 Indianapolis Power & Light Co.                         7.38               08/01/07             65,970
         50,000 Monongahela Power Co.                                  5.00               10/01/06             49,885
        275,000 Sierra Pacific Power Co.                               8.00               06/01/08            283,704
                                                                                                    ------------------
                                                                                                              656,000
                                                                                                    ------------------

 Total Corporate Bonds (Cost $4,599,344)                                                                    4,374,963
                                                                                                    ------------------


 Foreign Municipal Bonds +/- - 1.1%
      1,500,000 Ontario Hydro Residual Strip +/- (Canada)                5.51               10/01/20            647,733
        356,000 Ontario Hydro Residual Strip +/- (Canada)                5.47               11/27/20            151,975
        605,000 Ontario Hydro Residual Strip +/- (Canada)                5.61               10/15/21            246,618
        235,000 Ontario Hydro Residual Strip +/- (Canada)                5.75               08/18/22             91,057
                                                                                                    ------------------
 Total Foreign Municipal Bonds (Cost $819,119)                                                              1,137,383
                                                                                                    ------------------


 US Treasury Securities - 4.5%
        935,000 US Treasury Note                                       3.88               07/31/07            921,779
        800,000 US Treasury Note                                       4.00               09/30/07            788,313
        260,000 US Treasury Note                                       4.25               10/31/07            256,841
        500,000 US Treasury Note                                       4.25               11/30/07            493,555
         65,000 US Treasury Note                                       3.75               05/15/08             63,378
        460,000 US Treasury Note                                       3.88               07/15/10            439,893
        685,000 US Treasury Note                                       4.38               01/31/08            676,678
      1,000,000 US Treasury Note                                       4.63               02/29/08            991,212
                                                                                                    ------------------
 Total US Treasury Securities (Cost $4,694,388)                                                             4,631,649
                                                                                                    ------------------



 Short-Term Investments - 14.3%
 Corporate Bonds - 0.9%
 Financials - 0.3%
        250,000 Marsh & McLennan Cos., Inc.                            5.38               03/15/07            248,742
                                                                                                    ------------------



   Principal    Security Description                                   Rate               Maturity             Value

 Telecommuncations - 0.3%
        341,000  BellSouth Corp.                                       5.00  %            10/15/06          $ 340,371
                                                                                                    ------------------

 Utilities - 0.3%
        295,000 Virginia Electric & Power Co.                          5.38               02/01/07            294,248
                                                                                                    ------------------

 Total Corporate Bonds (Cost $884,972)                                                                        883,361
                                                                                                    ------------------

  Treasury Securities - 1.9%
      2,000,000 US Treasury Bill +/- (Cost $1,980,040)                   4.61               09/14/06          1,980,820
                                                                                                    ------------------

 Money Market Funds - 10.2%
      5,206,425 CitiSM Institutional U.S. Treasury Reserves, 4.55%                                          5,206,425
      5,440,208 CitiSM Institutional Cash Reserves, Class O, 5.02%                                          5,440,208
                                                                                                    ------------------
 Total Money Market Funds (Cost $10,646,633)                                                               10,646,633
                                                                                                    ------------------

 Money Market Deposit Account - 1.3%
      1,326,014 Citibank Money Market Deposit Account, 4.80% (Cost $1,326,014)                              1,326,014
                                                                                                    ------------------
                                                                                                    ------------------

 Total Short-Term Investments (Cost $14,837,659)                                                           14,836,828
                                                                                                    ------------------

 Total Investments - 99.6%  (Cost $95,298,069)*                                                         $ 103,558,401
 Other Assets & Liabilities, Net - 0.4%                                                                       522,622
                                                                                                    ------------------
                                                                                                    ------------------
 NET ASSETS - 100.0%                                                                                    $ 104,081,023
                                                                                                    ==================


PORTFOLIO HOLDINGS
% of Net Assets
 Consumer Discretionary                                                      14%
 Consumer Staples                                                            12
 Energy                                                                       2
 Financials                                                                  20
 Health Care                                                                 11
 Industrials                                                                  3
 Information Technology                                                       4
 Materials                                                                    4
 Telecommunications                                                           4
 Utilities                                                                    1
 Exchange Traded Funds                                                        0
 Asset Backed Obligations                                                     1
 US Treasury Securities                                                       5
 Corporate Bonds                                                              4
 Foreign Municipal Bonds                                                      1
 Short-Term Investments and Other Net Assets                                 15
                                                               -----------------
                                                                             100
                                                              ==================

-------------------------------------------------------------------------------
ADR  American Depositary Receipt.
+  Non-income producing security.
~ Securities are currently in default and are on scheduled interest or principal payments. Payment-in-kind bond. Issuer may make interest payments in cash or in additional debt securities.
+/- Zero coupon bond. Interest rate presented is yield to maturity.

 * Cost for Federal income tax purposes is $95,334,741 and net unrealized appreciation (depreciation) consists of:

 Gross Unrealized Appreciation                                  $12,863,686
 Gross Unrealized Depreciation                                   (4,640,026)
                                                              --------------
 Net Unrealized Appreciation (Depreciation)                      $8,223,660
                                                              ==============

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
--------------------------------------------------------------------------------


ASSETS
     Total investments, at value (Cost $95,298,069)                                                                    $ 103,558,401
     Receivables:
         Fund shares sold                                                                                                     33,669
         Investment securities sold                                                                                          477,491
         Dividends and interest                                                                                              437,837
                                                                                                             -----------------------
Total Assets                                                                                                             104,507,398
                                                                                                             -----------------------

LIABILITIES
     Payables:
         Fund shares redeemed                                                                                                 64,635
         Investment securities purchased                                                                                     246,569
     Accrued Liabilities:
         Investment adviser fees                                                                                             113,887
         Trustees' fees and expenses                                                                                           1,165
         Distribution fees                                                                                                       119
                                                                                                             -----------------------
Total Liabilities                                                                                                            426,375
                                                                                                             -----------------------

NET ASSETS                                                                                                             $ 104,081,023
                                                                                                             =======================

COMPONENTS OF NET ASSETS
     Paid-in capital                                                                                                    $ 91,719,265
     Accumulated undistributed (distributions in excess of) net investment income                                            909,649
     Accumulated net realized gain (loss) on investments and foreign currency transactions                                 3,191,777
     Net unrealized appreciation (depreciation) on investments and foreign currency translations                           8,260,332
                                                                                                              ----------------------

NET ASSETS                                                                                                             $ 104,081,023
                                                                                                              ======================

SHARES OF BENEFICIAL INTEREST  (UNLIMITED SHARES AUTHORIZED)
     Investor Shares                                                                                                       7,019,663
     A Shares                                                                                                                 26,514
     C Shares                                                                                                                  3,182

NET ASSET VALUE, OFFERING AND REDEMPTION  PRICE PER SHARE
     Investor Shares (based on net assets of $103,642,259)                                                                   $ 14.76
                                                                                                              ----------------------
     A Shares (based on net assets of $391,731)                                                                              $ 14.77
                                                                                                              ----------------------
     A Shares Maximum Public Offering Price Per Share (net asset value per share/94.25%)                                     $ 15.67
                                                                                                              ----------------------
     C Shares (based on net assets of $47,033)                                                                               $ 14.78
                                                                                                              ----------------------
See Notes to Financial Statements.


AUXIER FOCUS FUND
STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2006
-------------------------------------------------------------------------------


INVESTMENT INCOME
     Dividend income (net of foreign taxes withheld of $6,875)                                                          $ 1,963,761
     Interest income                                                                                                        914,333
                                                                                                              ----------------------
Total Investment Income                                                                                                   2,878,094
                                                                                                              ----------------------

EXPENSES
     Investment advisor fees                                                                                              1,391,811
     Distribution fees:
          A Shares                                                                                                              490
          C Shares                                                                                                              262
     Trustees' fees and expenses                                                                                              6,853
                                                                                                              ----------------------
Total Expenses                                                                                                            1,399,416
     Fees waived and expenses reimbursed                                                                                     (7,411)
                                                                                                              ----------------------
Net Expenses                                                                                                              1,392,005
                                                                                                              ----------------------

NET INVESTMENT INCOME (LOSS)                                                                                              1,486,089
                                                                                                              ----------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     AND FOREIGN CURRENCY TRANSACTIONS
     Net realized gain (loss) on investments and foreign currency transactions                                            4,247,417
     Net change in unrealized appreciation (depreciation) on
     investments and foreign currency translations                                                                       (2,360,265)
                                                                                                              ----------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     AND FOREIGN CURRENCY TRANSACTIONS                                                                                    1,887,152
                                                                                                              ----------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                       $ 3,373,241
                                                                                                              ======================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                                 For the Years Ended June 30,
                                                                                2006                     2005
                                                                        ----------------------   ---------------------
                                                                        ----------------------   ---------------------

OPERATIONS
     Net investment income (loss)                                                 $ 1,486,089               $ 857,363
     Net realized gain (loss) on investments
         and foreign currency transactions                                          4,247,417               1,284,554
     Net change in unrealized appreciation (depreciation)
         on investments                                                            (2,360,265)              4,928,926
                                                                        ----------------------   ---------------------
                                                                        ----------------------   ---------------------
Increase (Decrease) in Net Assets from Operations                                   3,373,241               7,070,843
                                                                        ----------------------   ---------------------
                                                                        ----------------------   ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
     Net investment income:
         Investor Shares                                                           (1,212,706)               (441,075)
         A Shares                                                                      (2,302)                      -
         C Shares                                                                         (88)                      -
     Net realized gains:
         Investor Shares                                                           (1,415,961)             (1,322,191)
         A Shares                                                                      (1,475)                      -
         C Shares                                                                        (283)                      -
                                                                        ----------------------   ---------------------
                                                                        ----------------------   ---------------------
Total Distributions To Shareholders                                                (2,632,815)             (1,763,266)
                                                                        ----------------------   ---------------------
                                                                        ----------------------   ---------------------

CAPITAL SHARE TRANSACTIONS
     Sale of Shares
         Investor Shares                                                           25,928,618              37,331,977
         A Shares                                                                     395,537                       -
         C Shares                                                                      47,003                       -
     Reinvestment of distributions:
         Investor Shares                                                            2,556,577               1,734,432
         A Shares                                                                       3,776                       -
         C Shares                                                                         370                       -
     Redemption of shares:
         Investor Shares                                                         (22,010,024)            (11,876,091)
         A Shares                                                                      (2,244)                      -
     Redemption fees                                                                   26,079                  12,448
                                                                        ----------------------   ---------------------
Increase (Decrease) From Capital Transactions                                       6,945,692              27,202,766
                                                                        ----------------------   ---------------------
Increase (Decrease) in Net Assets                                                   7,686,118              32,510,343

NET ASSETS
     Beginning of Year                                                             96,394,905              63,884,562
                                                                        ----------------------   ---------------------
     End of Year (a)                                                            $ 104,081,023            $ 96,394,905
                                                                        ======================   =====================

     (a) Accumulated undistributed (distributions in excess of)
            net investment income                                                   $ 909,649               $ 585,768
                                                                        ----------------------   ---------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.



                               Beginning  Net        Net Realized    Total     Distributions                                 Ending
                               Net Asset Investment      and         from      from Net   from Net   Total                 Net Asset
                               Value Per Income      Unrealized   Investment Investment Realized Distributions  Redemption Value Per
                                Share    (Loss)      Gain (Loss)  Operations   Income     Gains  to Shareholders Fees (b)    Share
                               --------  --------   ------------  -------      ------- ------------  --------   --------- ----------

Investor Shares


Year Ended June 30, 2006       $ 14.64   $ 0.21  (b)   $0.30      $ 0.51       $(0.18)  $ (0.21)    $ (0.39)        - (g) $ 14.76
Year Ended June 30, 2005         13.74     0.15  (b)    1.08        1.23        (0.08)   (0.25)       (0.33)        - (g)   14.64
Year Ended June 30, 2004 (c)     11.68     0.13  (b)    2.10        2.23        (0.17)       -        (0.17)        -       13.74
Year Ended June 30, 2003 (c)     11.33     0.20         0.42        0.62        (0.10)   (0.17)       (0.27)        -       11.68
Year Ended June 30, 2002 (c)     11.43     0.08        (0.07)       0.01        (0.09)   (0.02)       (0.11)        -       11.33

A Shares (h)


July 8, 2005 through June 30,
 2006 (i)                        14.81     0.21  (b)    0.14        0.35        (0.18)   (0.21)       (0.39)        -       14.77

C Shares


August 26, 2005 through June 30,
2006 (i)                         14.70     0.11  (b)    0.24        0.35        (0.06)   (0.21)       (0.27)        -       14.78


---------------------------------------------------
(a) Annualized for periods less than one year.
(b) Calculated based on average shares outstanding for the period.
(c) Audited by another Independent Registered
Public Accounting Firm.
(d) Not annualized for periods less than one year.
(e)Total return does not include the effect of front-end sales charges or contingent deferred sales charges.
(f) Reflects the expense ratio excluding any waivers and/or reimbursements.
(g) Less than $0.01 per share.
(h) Due to shareholder redemptions, on August 21, 2005 net assets of the class were zero from the close of business on that date until September 22, 2005. Financial information presented is for the period July 8, 2005 through June 30, 2006.
(i) A and C shares commenced operations on July 8, 2005 and August 26, 2005, respectively.


See Notes to Financial Statements.

------------------------------------------------------------------------------



-------------------------------------------------------------------------------


                                                                                           Ratios to Average
                                                                                             Net Assets (a)
                                                                          ---------------------------------------------
                                                        Net Assets at           Net                                       Portfolio
                                          Total         End of Period       Investment          Net           Gross        Turnover
                                      Return (d) (e)   (000's Omitted)     Income (Loss)     Expenses      Expenses (f)    Rate (d)
                                      ---------------  -----------------  ---------------- --------------  ------------  ----------


Investor Shares

Year Ended June 30, 2006                       3.44%           $103,642             1.44%          1.35%         1.36%         28%
Year Ended June 30, 2005                       9.01%             96,395             1.09%          1.35%         1.35%         28%
Year Ended June 30, 2004 (c)                  19.17%             63,885             0.97%          1.35%         1.35%         18%
Year Ended June 30, 2003 (c)                   5.72%             25,141             1.89%          1.35%         1.36%         37%
Year Ended June 30, 2002 (c)                   0.07%             16,638             0.73%          1.35%         1.37%         56%

A Shares (h)

July 8, 2005 through June 30, 2006 (i)          2.32                392             1.56%          1.35%         1.61%         28%

C Shares

August 26, 2005 through June 30, 2006 (i)       2.38                 47             0.84%          2.10%         2.36%         28%

See Notes to Financial Statements.

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006

Note 1.  Organization

This report relates to Auxier Focus Fund (the "Fund"), a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-seven investment portfolios.

Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers three classes of shares: Investor Shares, A Shares, and C Shares. Investor Shares, A Shares and C Shares commenced operations on July 9, 1999, July 8, 2005 and August 26, 2005, respectively. A Shares generally have a front-end sales charge. A contingent deferred sales charge of 1.00% is assessed on A Shares purchased without an initial sales charge and redeemed less than one year after they are purchased and on C Shares that are redeemed less than one year after they are purchased.

The Fund's investment objective is to achieve long-term capital appreciation by investing primarily in a portfolio of common stocks that the Fund's investment advisor believes offer growth opportunities at a reasonable price. The Fund is intended for long-term investors.

Note 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. As a non-diversified fund, the Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may at times focus on a limited number of companies. The following summarizes the significant accounting policies of the Fund:

Security Valuation - Exchange traded securities and over-the-counter securities are valued at the last sale or official closing price, as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, interest rates and maturity. Investments in open end investment companies are valued at net asset value. Money market instruments that mature in sixty days or less are valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available; or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

Security Transactions, Investment Income and Realized Gain and Loss - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded as earned. All premium and discount are amortized and accreted according to Federal income tax regulations. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006


Foreign Currencies - Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of equity securities are not isolated. These fluctuations are included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders - Distributions to shareholders from net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles, generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

Expense Allocation - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets. Each share of each class of the Fund represents an undivided, proportionate interest in the Fund.

Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

Redemption Fees - If you redeem or exchange your shares within 180 days of purchase, you will be charged a 2.00% redemption fee. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset future transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of shares held in the account. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time.

New Accounting Pronouncements - In June 2006, the Financial Accounting Standards Board issued Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes"(the "Interpretation"), which is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation to the Fund, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 3.  Advisory Fees, Servicing Fees and Other Transactions

Investment Advisor - Auxier Asset Management, LLC (the "Advisor") is the investment advisor to the Fund. Pursuant to a management agreement, the Advisor receives an advisory fee at an annual rate of 1.35% of the Fund's average daily net assets. Under the terms of the management agreement, the Advisor is obligated to pay all expenses of the Fund, except fees and expenses of the Independent Trustees, Rule 12b-1 expenses, brokerage fees and commissions, taxes, borrowing costs (including interest and dividend expenses on short sales), and extraordinary expenses.

Administration and Other Services - Citigroup Fund Services, LLC ("Citigroup") provides administration, portfolio accounting, and transfer agency services to the Fund.

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2006

Distribution - Foreside Fund Services, LLC is the Trust's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, or Citigroup and its affiliated companies.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act with respect to A Shares and C Shares, ("Distribution Plan"), the Fund pays the Distributor or any other entity authorized by the Board ("Payees") collectively, a fee at an annual rate of 0.25% and 1.00%, respectively, of the average daily net assets of each class. For the year ended June 30, 2006, the Distributor received $752 pursuant to the Distribution Plan.

For the year ended June 30, 2006, the Distributor retained $3,105 of the front-end sales charges assessed on the sale of A Shares. The Distributor did not retain any commissions from the contingent deferred sales charges assessed on A Shares purchased without an initial sales charge and redeemed less than one year after they are purchased. The Distributor did not retain any commissions from the contingent deferred sales charges assessed on purchases of $1 million or more of C Shares that are liquidated in whole or in part within one year purchase.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer, Principal Financial Officer and Anti-Money Laundering Officer to the Trust as well as certain additional compliance support functions. The Principal Executive Officer of the Trust is also a principal of the Distributor. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. For the year ended June 30, 2006 the Adviser paid compliance service fees for the Fund of $18,469 from the fees collected under the Investment Adviser agreement.

Officers - Certain officers of the Trust are directors, officers, or employees of the Distributor or Citigroup.

Note 4.  Waiver of Fees and Reimbursement of Expenses

The Advisor has contractually agreed to reimburse certain expenses so that net expenses do not exceed 1.35%, 1.35%, and 2.10% of the average daily net assets of Investor Shares, A Shares, and C Shares, respectively, through October 31, 2006. For the year ended June 30, 2006, the Advisor waived fees of $7,411.

Note 5.  Security Transactions

The cost of purchases and proceeds from sales of securities (including maturities), other than short-term investments, for the year ended June 30, 2006 were as follows:


            Non US Government Obligations              US Government Obligations
 Purchases          $26,850,192                                  $4,690,196
 Sales              $23,902,189                                   -

Note 6.  Federal Income Tax and Investment Transactions

As of June 30, 2006, distributable earnings (accumulated losses) on a tax basis were as follows:

       Undistributed Ordinary Income                           $      909,649
       Undistributed Long-Term Gain                                 3,228,449
       Unrealized Appreciation (Depreciation)                       8,223,660
                                                               --------------
       Total                                                      $12,361,758

The difference between components of distributable earnings on a tax basis and the amount reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid as of June 30, 2006 and 2005 were as follows:
                                            2006                        2005
                                          ----------               -----------
         Ordinary Income                 $ 1,215,096              $   441,075
         Long-term Capital Gain            1,417,719                1,322,191

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006


On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended June 30, 2006. The following reclassification was primarily due to currency and REIT adjustments, and has no impact on the net assets of the Fund.


         Accumulated Net Investment Income                $52,888
         Paid-In-Capital                                    3,520
         Undistributed Net Realized Gain (Loss)          (56,408)


Note 7.  Share Transactions

Share Transactions for the Fund were as follows:

                                                 For the Year Ended June,
                                                 2006               2005
                                          ----------------    -------------

Sales of Shares:
  Investor Shares                               1,742,260         2,658,964
  A Shares                                         26,411                 -
  C Shares                                          3,157                 -
Reinvestment of distributions:
  Investor Shares                                 171,877           120,914
  A Shares                                            254                 -
  C Shares                                             25                 -
Redemption of shares:
  Investor Shares                              (1,477,697)        (846,514)
  A Shares                                            (151)               -
Redemption fees                                         -                 -
                                          ----------------    -------------
Increase (decrease) from share transactions      466,136          1,933,364
                                          ================    =============


Note 8. Other Information

On June 30, 2006, one shareholder held approximately 43% of the outstanding shares of Investor shares. This shareholder is an omnibus account, which is held on behalf of several individual shareholders. On the aforementioned date, three shareholders held approximately 62% for the outstanding shares of A shares. On the aforementioned date, three shareholders held approximately 96% for the outstanding shares of C shares.

AUXIER FOCUS FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
JUNE 30, 2006



To the Board of Trustees of Forum Funds and Shareholders of
Auxier Focus Fund:

We have audited the accompanying statement of assets and liabilities of Auxier Focus Fund (the "Fund"), a series of Forum Funds, including the schedule of investments, as of June 30, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the three years in the period ended June 30, 2004 were audited by other auditors whose report, dated August 25, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor have we been engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Auxier Focus Fund as of June 30, 2006, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 25, 2006

AUXIER FOCUS FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2006

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (877) 328-9437, on the Fund's web site at www.auxierasset.com/focus_fund.htm and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 328-9437 and on the SEC's web site at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's, Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 (or the class' inception date) through June 30, 2006.

Actual Expenses - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                    Beginning
                                Account Value                Ending                 Expenses Paid                  Annualized
                               January 1, 2006            Account Value             During Period*               Expense Ratio*
                               ---------------            -------------             -------------                -------------
Investor Shares
Actual Return                     $1,000.00                 $1,002.04                   $6.70                        1.35%
Hypothetical Return               $1,000.00                 $1,018.10                   $6.76                        1.35%
A Shares
Actual Return                     $1,000.00                 $1002.04                    $6.70                        1.35%
Hypothetical Return               $1,000.00                 $1,018.10                   $6.76                        1.35%


AUXIER FOCUS FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2006
-------------------------------------------------------------------------------

C Shares
Actual Return                     $1,000.00                  $998.66                        $10.41                   2.10%
Hypothetical Return               $1,000.00                 $1,014.38                       $10.49                   2.10%

*Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year
For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income. The percentage of ordinary income distributions designated as qualifying for the corporate dividends received deduction ("DRD"), the individual qualified dividend rate ("QDI") and the Qualifying Interest Income exempt from U.S. tax for foreign shareholders ("QII") is presented below.
                 DRD                         QDI                        QII
                 ---                         ---                        ---
               100.00%                     100.00%                    20.46%


Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust advisor and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds. John Y. Keffer is an Interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 206-8610.


              Name                   Position with the      Length of               Principal Occupation(s) During
         and Birth Date                    Trust           Time Served                       Past 5 Years
---------------------------------- ---------------------- --------------- ----------------------------------------------------
      Independent Trustees
---------------------------------- ---------------------- --------------- ----------------------------------------------------
J. Michael Parish                  Chairman of the        Trustee since   Retired; Partner, Wolf, Block, Schorr and
Born:  November 9, 1943            Board;                 1989            Solis-Cohen, LLP (law firm) 2002-2003; Partner,
                                   Trustee; Chairman, (Chairman Thelen Reid &
Priest LLP (law firm) 1995 - 2002.
                                   Compliance             since 2004)
                                   Committee,
                                   Nominating Committee
                                   and Qualified Legal
                                   Compliance Committee
---------------------------------- ---------------------- --------------- ----------------------------------------------------
Costas Azariadis                   Trustee;               Since 1989      Professor of Economics, Washington University
Born:  February 15, 1943           Chairman, Valuation                    (effective 2006); Professor of Economics,
                                   Committee                              University of California-Los Angeles 1992- 2006.
---------------------------------- ---------------------- --------------- ----------------------------------------------------
James C. Cheng                     Trustee;               Since 1989      President, Technology Marketing Associates
Born:  July 26, 1942               Chairman, Audit                        (marketing company for small- and medium-sized
                                   Committee                              businesses in New England).
------------------------------------------------------------------------------------------------------------------------------



AUXIER FOCUS FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2006
------------------------------------------------------------------------------------------------------------------------------

       Name and Birth Date          Position with the    Length of Time      Principal Occupations(s) During Past 5 Years
                                          Trust              Served
---------------------------------- --------------------- ---------------- ----------------------------------------------------

       Interested Trustee
---------------------------------- --------------------- ---------------- ----------------------------------------------------
John Y. Keffer                     Trustee;              Since 1989       President, Forum Foundation (a charitable
Born:  July 15, 1942               Chairman,                              organization) since 2005; President, Forum Trust,
                                   Contracts                              LLC (a non-depository trust company) since 1997;
                                   Committee                              President, Citigroup Fund Services, LLC (Citigroup)
                                                                          2003 - 2005; President, Forum Financial Group, LLC
                                                                          ("Forum") (a fund services company acquired by
                                                                           Citibank, N.A. 1999-2003).
--------------------------------- --------------------- ---------------- ----------------------------------------------------
            Officers
---------------------------------- --------------------- ---------------- ----------------------------------------------------

Simon D. Collier                   President;             Since 2005      Managing Partner, Foreside Financial Group, LLC
Born:  October 22, 1961            Principal Executive                    since April 2005; Chief Operating Officer and
                                   Officer                                Managing Director, Global Fund Services, Citigroup
                                                                          2003-2005; Managing Director, Global Securities
                                                                          Services for Investors, Citibank, N.A. 1999-2003.
---------------------------------- --------------------- ---------------- ----------------------------------------------------
---------------------------------- --------------------- ---------------- ----------------------------------------------------
Beth P. Hanson                     Vice President/        Since 2003       Relationship Manager, Citigroup since 2003;
Born: July 15, 1966                Assistant Secretary                    Relationship Manager, Forum 1999 - 2003.

---------------------------------- --------------------- ---------------- ----------------------------------------------------
---------------------------------- --------------------- ---------------- ----------------------------------------------------
Sara M. Morris                     Vice President        Since 2004       Director and Relationship Manager, Citigroup since
Born: September 18, 1963                                                  2004; Chief Financial Officer, The VIA Group, LLC
                                                                          (a strategic marketing company) 2000 - 2003.
---------------------------------- --------------------- ---------------- ----------------------------------------------------
---------------------------------- --------------------- ---------------- ----------------------------------------------------
Trudance L. Bakke                  Treasurer;            Since 2005       Director, Foreside Compliance Service, LLC since
Born: August 11, 1971              Principal Financial   (Principal       2006; Product Manager, Citigroup 2003-2006; Senior
                                   Officer               Financial        Manager of Corporate Finance, Forum 1999 - 2003.
                                                         Officer since
                                                         August 2006)
---------------------------------- --------------------- ---------------- ----------------------------------------------------
---------------------------------- --------------------- ---------------- ----------------------------------------------------
David M. Whitaker                  Secretary             Since 2004       Product Manager, Citigroup since 2004; Assistant
Born:  September 6, 1971                                                  Counsel, PFPC, Inc. (a fund services company) 2000
                                                                          - 2004.
---------------------------------- --------------------- ---------------- ----------------------------------------------------


[GRAPHIC OMITTED][GRAPHIC OMITTED]

                              FOR MORE INFORMATION

                                    P.O. Box 446
                              Portland, Maine 04112
                                  (877)-3AUXIER
                                 (877) 328-9437

                               INVESTMENT ADVISOR
                          Auxier Asset Management, LLC
                             5000 S.W. Meadows Road
                                    Suite 410
                            Lake Oswego, Oregon 97035

                                 TRANSFER AGENT
                          Citigroup Fund Services, LLC
                                  P.O. Box 446
                              Portland, Maine 04112

                                   DISTRIBUTOR
                           Foreside Fund Services, LLC
                         Two Portland Square, 1st Floor
                              Portland, Maine 04101
                                www.foresides.com


     This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

[LOGO]
                                                                          DFDENT
                                                                         PREMIER
                                                                     GROWTH FUND
                                                                   ANNUAL REPORT
                                                                   JUNE 30, 2006
[LOGO]
                                                                          DFDENT
                                                               AND COMPANY, INC.
                                                            --------------------
                                                              INVESTMENT COUNSEL
                                                               2 PORTLAND SQUARE
                                                           PORTLAND, MAINE 04101
                                                      (866) 2DF-DENT (TOLL FREE)

DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2006

Dear Fellow Shareholders:

EXPENSE RATIO REDUCTION

Since the inception of the DF Dent Premier Growth Fund (the "Fund") on July 16, 2001, DF Dent and Company, Inc. (the "Adviser") has maintained a constant annual expense ratio at 1.25% through expense reimbursements, waiver of management fees and other service provider waivers. We are pleased to report that your Fund's Adviser has agreed to waive management fees and reimburse expenses as necessary to lower the Fund's expense ratio to 1.20% effective
July 1, 2006 through October 31, 2007. While this initial expense ratio reduction is modest, it is the direction and intent that are important. The record of expense reimbursement and management fee waivers for the first 5 years of your Fund follows:

                                     EXPENSE    MANAGEMENT
                      YEAR ENDING REIMBURSEMENT FEE WAIVED
                      ----------- ------------- ----------
                        6/30/02      $60,201     $ 60,019
                        6/30/03       38,066       90,163
                        6/30/04            0      129,060
                        6/30/05            0      141,907
                        6/30/06            0      142,664
                                     -------     --------
                        Total        $98,267     $563,813
                                     =======     ========

The Fund's Adviser often seeks to adopt the best practices of respected managements of portfolio holdings. We admire the passion to drive down customer costs demonstrated by the managements of many of your Fund's holdings and seek to do the same in managing the Fund's investments.

The reduction in the Fund's expense ratio will increase the amount of fees contractually waived by the Adviser.

PERFORMANCE

For the twelve-month fiscal year ended June 30, 2006, your Fund achieved a total return of +15.77% versus a total return of +8.63% for the S&P 500 Index (the "Index"), which is the benchmark we have used for performance comparisons. Your Fund has outperformed the Index in each of its five fiscal years of existence. Since inception (July 16, 2001), your Fund has a cumulative return of +52.12% versus a return of +15.09% for the Index and an average annual return of +8.83% versus the Index return of +2.88%. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (866) 2DF-DENT.)

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2006

For your Fund's fiscal year ending June 30, 2006, Lipper Inc. ranked the Fund's performance at #76 out of 414 funds in the Multi-Cap Growth Funds peer group, which represents the top 18%. Recent Lipper rankings are as follows:

                                    DF DENT PREMIER
          AS OF JULY 31, 2006       GROWTH FUND RANK OUT OF PERCENTILE
          -------------------       ---------------- ------ ----------
          One year                         56         417      13%
          Three years                      15         361       4%
          Five years                       14         289       5%

Also, Morningstar has awarded your Fund a 5-Star Overall rating (its highest) for the three and five year periods ending July 31, 2006. The Fund's Overall Morningstar rating is derived from a weighted average of the performance figures associated with its 3- and 5-year Morningstar rating metrics. For the period ending July 31, 2006 the Fund was rated against 820 and 642 Mid-Cap Growth Funds for the 3 and 5 years, respectively.*

PORTFOLIO TURNOVER

Portfolio turnover for this fiscal year increased to 25% from an unusually low 7% reported to you in last year's Annual Report. While we seek to maintain long-term growth positions and to minimize transaction costs, the increase in turnover this past year resulted largely from tender offers for four portfolio companies: Burlington Resources, Education Management, North Fork Bank, and TBC Corporation. Liquidation and tenders of these positions generated $4.6 million or 8.8% of the fiscal year's average capital base. Consequently, the turnover rate excluding these four tender offers would have been 16%, closer to our overall average of 10% for the prior four years.

ASSET ALLOCATION

The Fund's Adviser continued to shift asset allocation away from small capitalization to mid and large capitalization stocks as follows:

                                     6/30/05* 12/31/05* 6/30/06*
                                     -------- --------- --------
                Large Capitalization   33.3%    34.9%     36.9%
                Mid Capitalization..   43.5%    45.7%     45.1%
                Small Capitalization   22.4%    16.0%     10.3%
                Reserve Funds.......    0.8%     3.4%      7.7%
                                       ----     ----      ----
                Total Fund..........    100%     100%      100%
                                       ====     ====      ====

----------------------------------------
*  Percentages calculated based on total value of investments.


                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2006

After many years of small capitalization outperformance, the Adviser believes more attractive relative valuation rests with the mid to larger capitalization sectors of the equity market. However, in our view, the execution and earnings growth of individual companies should continue to determine individual stock performance.

COMMENTARY

During the most recent quarter ending 6/30/06, the stock market exhibited renewed volatility. Some have attributed this to the uncertainty of monetary policy under the new Chairman of the Federal Reserve. Will the seventeenth increase in interest rates in June be the last, or are there more to come? Who knows? But here is the record. Since 1950 there have been five new chairmen of the Federal Reserve. In each case the stock market was lower six months after the appointment. Furthermore, in the 16 Fed tightening cycles since 1920, the stock market has been down on average 4.90% four months after the last rate hike and 3.87% lower eight months after the last rate hike. Interesting historic patterns, but once again, "who knows"?

We have found that good growth companies guided by strong managements, like well-constructed vessels, are capable of weathering turbulent seas. While the future is uncertain, we have a high level of confidence in the companies held in your Fund. If we experience stock market weakness as happened in the spring of 2005 and 2006, we will repeat what we did then - take advantage of the opportunity to build larger positions in what we view as our core holdings. The management of your Fund has also taken advantage of such opportunities in the past two years to add to its investments in the Fund. There continues to be insider buying in your Fund. This is something we look for in your portfolio companies as well, as it demonstrates management conviction and commitment.

As always we appreciate your entrusting your money with us and acknowledge the fiduciary responsibility conveyed.

Respectfully submitted,

/s/ Dan Dent

Dan Dent
                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
JUNE 30, 2006

For the fiscal year ended June 30, 2006, your Fund experienced a total return of +15.77%. Cumulative performance versus the S&P 500 Index for various periods ending June 30, 2006 was as follows:

                              DF DENT PREMIER
     PERIOD ENDING 6/30/06      GROWTH FUND   S&P 500 INDEX OVERPERFORMANCE
    ------------------------  --------------- ------------- ---------------
    Six Months                     4.78%          2.71%          2.07%
    Twelve Months                 15.77%          8.63%          7.14%
    Inception (7/16/01)           52.12%         15.09%         37.03%

In the Multi-Cap Growth peer group, Lipper Inc. has ranked the performance of the DF Dent Premier Growth Fund for periods ending June 30, 2006 as follows:

                                         ONE YEAR TWO YEARS THREE YEARS
                                         -------- --------- -----------
         DFDPX Rank                           76       40         14
         # of Multi-Cap Growth Funds         414      388        355
         Percent Ranking                   18.4%    10.3%       3.9%
         DFDPX Annual Total Return        15.77%   13.06%     18.47%
         Peer Group Average Total Return  10.44%    7.87%     12.01%

Morningstar has awarded the Fund a 5-star rating, its highest, for the three and five years ended July 31, 2006. In addition to other factors, a fund must be in the top 10% of its peer group to receive a 5-star Morningstar rating.* From a trough in March of 2003, the stock market as measured by our benchmark, the S&P 500 Index, appeared to be entering a maturing phase in the spring of 2006. The large gains of the first of these three years were replaced by lesser gains in the past twelve months including a slight decline in the quarter ending June 30, 2006. Volatility also increased noticeably. While outperforming the market benchmark during the past year, your Fund and many of its individual holdings followed the same overall pattern. Some portfolio holdings related to consumer spending, such as Carnival Corp., Yankee Candle Co., Inc., and Mohawk Industries, Inc. (all of which were eliminated), performed poorly. On the other hand, those positions related to energy, such as Schlumberger, Ltd., St. Mary Land and Exploration Co., and Apache Corp., all performed well. These latter positions have all been held.

In our view, the primary reason why your Fund outperformed the market was stock selection. Much of the positive cash flow during the year was invested in existing positions such as Fastenal Co., Expeditors International Washington, Inc., and OMI Corp., which performed well. New purchases such as Carmax, Inc., Graco, Inc., Trimble Navigation Ltd., and Pool Corp. also made a positive contributions. These companies represented a pretty diverse group, but all had one important thing in common in our view - outstanding management. A second reason why we believe your Fund outperformed the market was the emphasis upon energy. This sector performed well as your Fund began the recent fiscal year with 5.9% in companies directly involved with energy and 6.4% in companies indirectly involved in energy markets. The last reason why we

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
JUNE 30, 2006

believe your Fund outperformed the market was the tender offers received for four portfolio holdings: Burlington Resources, Inc., Education Management Corp., North Fork Bank, Inc., and TBC Corp.

The overriding strategy in managing your Fund since its inception has been to identify what we believe to be well-managed growth companies with the potential for a sustained high rate of earnings growth, and to hold positions in these enterprises through economic cycles. New positions such as those mentioned above have been added after your Adviser's management team has conducted research on the specific companies. An initial capital gain distribution of $0.0991696 per share was made on December 13, 2005. The Adviser's policy in managing the Fund is to make annual distributions of capital gains realized during the year.

The allocation to mid and large capitalization equities was increased at the expense of small cap stocks over the course of the last fiscal year (see the Letter to Shareholders). After years of outperforming larger cap stocks, small cap stocks performed poorly as a group in the calendar quarter ending 6/30/2006. Whether this trend will continue is unknown, but the Adviser believes that mid to larger capitalization stocks are priced currently at more attractive valuations as a group than smaller companies. The primary emphasis in your Fund is currently mid cap growth equities.

Three important trends during the past fiscal year have been: rising short term interest rates, rising energy prices, and weakness in consumer durable spending (in particular housing and new autos). The third is probably the result of the first two. In any case, Mohawk Industries, Inc., Carnival Corp., and Yankee Candle Co., Inc. were liquidated from the Fund in light of the perceived weakness in consumer spending. Other than the sale of Burlington Resources, Inc. pursuant to a tender offer, positions in energy related companies were increased during the year.

Those securities which contributed the most and declined the most during the past fiscal year were:

5 BEST CONTRIBUTORS
-------------------
                                          REALIZED AND UNREALIZED
                                             APPRECIATION AND
                                                 INCOME IN          PER SHARE
INVESTMENTS                                  FISCAL YEAR 2006     AS OF 6/30/06
-----------                               ----------------------- -------------
Garmin Ltd.                                     $1,386,590            26.9c
Keystone Automotive Industries, Inc.               789,674            15.3c
Expeditors International Washington, Inc.          723,247            14.0c
VCA Antech, Inc.                                   449,475             8.7c
Schlumberger Ltd.                                  423,948             8.2c
                                                ----------            ----
Total                                           $3,772,934            73.1c
                                                ==========            ====

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
JUNE 30, 2006

   5 POOREST CONTRIBUTORS
   ----------------------
                                        REALIZED AND UNREALIZED
                                          LOSS AND INCOME IN      PER SHARE
   INVESTMENTS                             FISCAL YEAR 2006     AS OF 6/30/06
   -----------                          ----------------------- -------------
   Carnival Corp.                               ($308,036)           (6.0c)
   White Mountains Insurance Group Ltd.          (291,922)           (5.7c)
   UTI Worldwide, Inc.                           (273,972)           (5.3c)
   Zimmer Holdings, Inc.                         (267,523)           (5.2c)
   Mohawk Industries, Inc.                       (209,236)           (4.1c)
                                              -----------           -----
   Total                                      ($1,350,689)          (26.3c)
                                              ===========           =====

Carnival Corp., Zimmer Holdings, Inc., and Mohawk Industries, Inc. were eliminated from the Fund as of 06/30/2006. New positions established during the fiscal year in Carmax, Graco, Pool Corp., and Trimble Navigation all made positive contributions to the Fund. "Honorable Mention" should also go to Burlington Resources, OMI Corp., and Fastenal. Each of these portfolio holdings made a greater positive contribution in its total return than the ($308,036) negative impact of the worst performer above, Carnival Corp.
Your Fund's 5 largest equity positions at cost and market values as of 6/30/2006 are listed below:

                                                           Percent of Net
    Quantity      Security       Total Cost Market Value Assets of the Fund
    --------      --------       ---------- ------------ ------------------
     53,000  Keystone Automotive $1,334,042  $2,237,660         2.86%
    100,000  OMI Corp             1,817,881   2,165,000         2.78%
     67,000  VCA Antech           1,494,322   2,139,310         2.74%
     20,000  Garmin                 830,250   2,108,800         2.70%
     52,000  Fastenal             1,280,269   2,095,080         2.69%

Lastly, your Fund grew during the fiscal year as follows:

June 30, 2005 Net Assets                                                 $41,475,054
   Sales less Redemptions of capital shares for the year ended June 30,
     2006                                                                 29,498,785
   Distributions to shareholders from net realized gain                     (369,589)
   Dividends and Interest for the year ended June 30, 2006                   615,148
       Total Expenses of the Fund                                           (867,422)
       Fees Waived by D. F. Dent & Company                                   142,664
       Other Fee Waivers                                                       6,936
   Net Realized and Unrealized Gain for the Year ended June 30, 2006       7,492,488
                                                                         -----------
June 30, 2006 Net Assets                                                 $77,994,064
                                                                         ===========

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
JUNE 30, 2006

THE FUND INVESTS IN SMALL AND MEDIUM SIZE COMPANIES. INVESTMENTS IN THESE COMPANIES, ESPECIALLY SMALLER COMPANIES, CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS INCREASED VOLATILITY OF EARNINGS AND PROSPECTS, NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK. Portfolio turnover may not be limited during periods of significant redemptions or when, based upon investment considerations, the Fund's managers deem it necessary to make changes to the portfolio's holdings.

The views in the shareholder letter and management's discussion of Fund performance were those of the Fund manager primarily as of June 30, 2006 and may not reflect his views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments in the Fund and do not constitute investment advice.

* For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. For the period ending July 31, 2006 the DF Dent Premier Growth Fund was rated against the following numbers of U.S.-domiciled Mid-Cap Growth funds over the following time periods:
820 funds in the last three years and 642 funds in the last five years. With respect to these Mid-Cap Growth funds, the Fund received a Morningstar Rating of Five stars for the three- and five-year periods, respectively. Past performance is no guarantee of future results.

(C) 2006 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2006

The graph and table reflect the change in value of a hypothetical $100,000 investment in the DF Dent Premier Growth Fund, including reinvestment of dividends and distributions, compared with a broad-based securities market index, since inception. The S&P 500 Index (the "Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment.

PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. DURING THE PERIOD, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS GREATER THAN ONE YEAR ANNUALIZED.

        TOTAL RETURN                                    SINCE INCEPTION
        AS OF 6/30/06               SIX MONTHS ONE YEAR    07/16/01
        -------------               ---------- -------- ---------------
        DFDent Premier Growth Fund    4.78%     15.77%       8.83%
        S&P 500 Index                 2.71%      8.63%       2.88%
        INVESTMENT VALUE ON 6/30/06
        ---------------------------     -         -            -
        DFDent Premier Growth Fund   $152,121
        S&P 500 Index                $115,092

                                    [CHART]
                       DF Dent Premier Growth Fund     S&P 500 Index
                       ---------------------------     -------------
 7/16/2001                      $100,000                 $100,000
 7/31/2001                       102,600                  100,752
 8/31/2001                        98,700                   94,445
 9/30/2001                        93,400                   86,818
10/31/2001                        95,800                   88,474
11/30/2001                       102,000                   95,260
12/31/2001                       105,300                   96,095
 1/31/2002                       101,000                   94,692
 2/28/2002                       101,000                   92,866
 3/31/2002                       102,400                   96,359
 4/30/2002                        99,800                   90,517
 5/31/2002                        99,200                   89,850
 6/30/2002                        89,200                   83,450
 7/31/2002                        83,000                   76,945
 8/31/2002                        84,200                   77,450
 9/30/2002                        77,600                   69,033
10/31/2002                        81,700                   75,109
11/30/2002                        85,600                   79,529
12/31/2002                        81,800                   74,857
 1/31/2003                        79,900                   72,896
 2/28/2003                        78,300                   71,803
 3/31/2003                        77,700                   72,500
 4/30/2003                        85,400                   78,472
 5/31/2003                        90,500                   82,606
 6/30/2003                        91,500                   83,660
 7/31/2003                        94,600                   85,135
 8/31/2003                        98,600                   86,795
 9/30/2003                        96,300                   85,873
10/31/2003                       103,600                   90,731
11/30/2003                       106,500                   91,530
12/31/2003                       109,600                   96,330
 1/31/2004                       113,200                   98,098
 2/29/2004                       115,800                   99,461
 3/31/2004                       117,000                   97,961
 4/30/2004                       116,600                   96,423
 5/31/2004                       116,000                   97,746
 6/30/2004                       119,000                   99,647
 7/31/2004                       115,100                   96,349
 8/31/2004                       113,500                   96,739
 9/30/2004                       116,700                   97,786
10/31/2004                       117,900                   99,280
11/30/2004                       124,900                  103,297
12/31/2004                       129,200                  106,812
 1/31/2005                       125,900                  104,209
 2/28/2005                       129,200                  106,402
 3/31/2005                       127,300                  104,518
 4/30/2005                       123,300                  102,535
 5/31/2005                       128,700                  105,798
 6/30/2005                       131,400                  105,948
 7/31/2005                       138,900                  109,888
 8/31/2005                       138,800                  108,886
 9/30/2005                       139,700                  109,767
10/31/2005                       137,500                  107,938
11/30/2005                       144,700                  112,020
12/31/2005                       145,175                  112,058
 1/31/2006                       149,202                  115,026
 2/28/2006                       152,826                  115,338
 3/31/2006                       156,350                  116,774
 4/30/2006                       156,451                  118,342
 5/31/2006                       150,813                  114,936
 6/30/2006                       152,121                  115,092

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2006

             SHARES            SECURITY DESCRIPTION           VALUE
           -----------    ------------------------------- -------------
           COMMON STOCK - 92.6%
           AUTOMOTIVE - 6.3%
                50,000    Carmax, Inc.+                   $   1,773,000
                53,000    Keystone Automotive Industries,
                          Inc.+                               2,237,660
                29,000    O'Reilly Automotive, Inc.+            904,510
                                                          -------------
                                                              4,915,170
                                                          -------------
           BANKING - 2.9%
                48,000    East-West Bancorp, Inc.             1,819,680
                25,000    UCBH Holdings, Inc.                   413,500
                                                          -------------
                                                              2,233,180
                                                          -------------
           BUSINESS SERVICES - 4.7%
                53,000    Iron Mountain, Inc.+                1,981,140
                42,500    Paychex, Inc.                       1,656,650
                                                          -------------
                                                              3,637,790
                                                          -------------
           COMMUNICATION EQUIPMENT - 2.3%
                45,000    Qualcomm, Inc.                      1,803,150
                                                          -------------
           DISTRIBUTION - 4.7%
                52,000    Fastenal Co.                        2,095,080
                36,000    Pool Corp.                          1,570,680
                                                          -------------
                                                              3,665,760
                                                          -------------
           ENERGY SERVICES - 1.7%
                21,000    Schlumberger Ltd. NV                1,367,310
                                                          -------------
           ENERGY SOURCES - 3.8%
                21,000    Apache Corp.                        1,433,250
                37,600    St. Mary Land & Exploration Co.     1,513,400
                                                          -------------
                                                              2,946,650
                                                          -------------
           ENTERTAINMENT - 3.8%
                44,000    Clear Channel Communications,
                          Inc.                                1,361,800
                22,000    Comcast Corp.+                        721,160
                30,000    Walt Disney Co.                       900,000
                                                          -------------
                                                              2,982,960
                                                          -------------
           FINANCIAL SERVICES - 4.4%
                13,715    First Data Corp.                      617,723
                12,000    Fiserv, Inc.+                         544,320
                31,000    Jack Henry & Associates, Inc.         609,460
                44,000    T. Rowe Price Group, Inc.           1,663,640
                                                          -------------
                                                              3,435,143
                                                          -------------
           GPS TECHNOLOGY - 5.1%
                20,000    Garmin Ltd.                         2,108,800
                42,000    Trimble Navigation, Ltd.+           1,874,880
                                                          -------------
                                                              3,983,680
                                                          -------------

            SHARES             SECURITY DESCRIPTION            VALUE
          -----------    --------------------------------- -------------
          HEALTH CARE SERVICES - 3.4%
               27,000    Caremark Rx, Inc.                 $   1,346,490
               74,000    PSS World Medical, Inc.+              1,306,100
                                                           -------------
                                                               2,652,590
                                                           -------------
          HOUSEHOLD PRODUCTS - 2.2%
               31,000    Procter & Gamble Co.                  1,723,600
                                                           -------------
          INDUSTRIAL SUPPLIES - 7.2%
               26,000    Actuant Corp., Class A                1,298,700
               48,000    Donaldson Co., Inc.                   1,625,760
               34,000    Graco, Inc.                           1,563,320
               35,000    Raven Industries, Inc.                1,102,500
                                                           -------------
                                                               5,590,280
                                                           -------------
          INFRASTRUCTURE - 2.1%
               68,000    Chicago Bridge & Iron Co. NV          1,642,200
                                                           -------------
          INSURANCE - 6.0%
               29,000    Brown & Brown, Inc.                     847,380
                5,000    Markel Corp.+                         1,735,000
               20,000    RenaissanceRe Holdings, Ltd.
                         (Bermuda)                               969,200
                2,400    White Mountains Insurance Group
                         Ltd. (Bermuda)                        1,168,800
                                                           -------------
                                                               4,720,380
                                                           -------------
          IT SERVICES - 1.4%
               42,000    SRA International, Inc., Class A+     1,118,460
                                                           -------------
          LIFE SCIENCES - 3.1%
               20,500    Invitrogen Corp.+                     1,354,435
               17,000    Laboratory Corp. of America
                         Holdings+                             1,057,910
                                                           -------------
                                                               2,412,345
                                                           -------------
          LOGISTICS - 4.0%
               29,000    Expeditors International
                         Washington, Inc.                      1,624,290
               58,000    UTI Worldwide, Inc.                   1,463,340
                                                           -------------
                                                               3,087,630
                                                           -------------
          MEDICAL PRODUCTS - 6.5%
               12,000    Alcon, Inc.                           1,182,600
               29,000    Medtronic, Inc.                       1,360,680
               36,000    Stryker Corp.                         1,515,960
               40,000    Viasys Healthcare, Inc.+              1,024,000
                                                           -------------
                                                               5,083,240
                                                           -------------
          MERCHANDISING - 7.4%
               25,000    Lowe's Cos., Inc.                     1,516,750
               37,000    Tractor Supply Co.+                   2,044,990
               33,000    Walgreen Co.                          1,479,720
               11,000    Whole Foods Market, Inc.                711,040
                                                           -------------
                                                               5,752,500
                                                           -------------

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2006

              SHARES           SECURITY DESCRIPTION          VALUE
            -----------    ----------------------------- -------------
            PHARMACEUTICALS - 1.5%
                 17,500    Amgen, Inc.+                  $   1,141,525
                                                         -------------
            TRANSPORTATION - 2.8%
                100,000    OMI Corp.                         2,165,000
                                                         -------------
            VETERINARY CARE - 5.3%
                 26,500    IDEXX Laboratories, Inc.+         1,990,945
                 67,000    VCA Antech, Inc.+                 2,139,310
                                                         -------------
                                                             4,130,255
                                                         -------------
            Total Common Stock (Cost $58,873,078)           72,190,798
                                                         -------------
             PRINCIPAL
            -----------
            SHORT-TERM INVESTMENT - 7.6%
            MONEY MARKET DEPOSIT ACCOUNT - 7.6%
             $5,923,906    Citibank Money Market Deposit
                           Account, 4.80%
                           (Cost $5,923,906)                 5,923,906
                                                         -------------
            TOTAL INVESTMENTS - 100.2%
                           (COST $64,796,984)*              78,114,704
            Other Assets and Liabilities, Net - (0.2)%        (120,640)
                                                         -------------
            TOTAL NET ASSETS - 100.0%                    $  77,994,064
                                                         =============

----------------------------------------
+Non-income producing security.
*Cost for Federal income tax purposes is $64,796,984 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $14,832,744
            Gross Unrealized Depreciation               (1,515,024)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $13,317,720
                                                       ===========

            PORTFOLIO HOLDINGS
            % OF NET ASSETS
            Automotive                                         6.3%
            Banking                                            2.9%
            Business Services                                  4.7%
            Communication Equipment                            2.3%
            Distribution                                       4.7%
            Energy Services                                    1.7%
            Energy Sources                                     3.8%
            Entertainment                                      3.8%
            Financial Services                                 4.4%
            GPS Technology                                     5.1%
            Health Care Services                               3.4%
            Household Products                                 2.2%
            Industrial Supplies                                7.2%
            Infrastructure                                     2.1%
            Insurance                                          6.0%
            IT Services                                        1.4%
            Life Sciences                                      3.1%
            Logistics                                          4.0%
            Medical Products                                   6.5%
            Merchandising                                      7.4%
            Pharmaceuticals                                    1.5%
            Transportation                                     2.8%
            Veterinary Care                                    5.3%
            Short-Term Investments and Net Other Liabilities   7.4%
                                                             ------
                                                             100.0%
                                                             ======

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006

ASSETS
   Total investments, at value (Cost $64,796,984)                                  $78,114,704
   Receivables:
     Investment securities sold                                                      1,950,962
     Dividends                                                                          63,225
   Prepaid expenses                                                                      4,622
                                                                                   -----------
Total Assets                                                                        80,133,513
                                                                                   -----------
LIABILITIES
   Payables:
     Investment securities purchased                                                 1,925,004
   Accrued Liabilities:
     Investment adviser fees                                                           152,259
     Trustees' fees and expenses                                                           816
     Compliance services fees                                                            2,130
     Other expenses                                                                     59,240
                                                                                   -----------
Total Liabilities                                                                    2,139,449
                                                                                   -----------
NET ASSETS                                                                         $77,994,064
                                                                                   ===========
COMPONENTS OF NET ASSETS
   Paid-in capital                                                                 $63,725,434
   Accumulated net realized gain (loss) on investments                                 950,910
   Unrealized appreciation (depreciation) on investments                            13,317,720
                                                                                   -----------
NET ASSETS                                                                         $77,994,064
                                                                                   ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Based on net assets of $77,994,064 and 5,161,791 shares outstanding (unlimited
     shares authorized)                                                            $     15.11
                                                                                   ===========

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
STATEMENT OF OPERATIONS
JUNE 30, 2006

INVESTMENT INCOME
   Dividend income (Net of foreign withholding tax of $2,741)           $  480,459
   Interest Income                                                         134,689
                                                                        ----------
Total Investment Income                                                    615,148
                                                                        ----------
EXPENSES
   Investment adviser fees                                                 574,488
   Administrator fees                                                       81,336
   Transfer agency fees                                                     34,950
   Custodian fees                                                           12,725
   Accountant fees                                                          50,568
   Professional fees                                                        42,339
   Trustees' fees and expenses                                               3,663
   Compliance services fees                                                 26,122
   Registration fees                                                        12,811
   Miscellaneous expenses                                                   28,420
                                                                        ----------
Total Expenses                                                             867,422
   Fees waived                                                            (149,600)
                                                                        ----------
Net Expenses                                                               717,822
                                                                        ----------
NET INVESTMENT INCOME (LOSS)                                              (102,674)
                                                                        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                               1,444,164
   Net change in unrealized appreciation (depreciation) on investments   6,048,324
                                                                        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   7,492,488
                                                                        ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $7,389,814
                                                                        ==========

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Year Ended    Year Ended
                                                                        June 30, 2006 June 30, 2005
                                                                        ------------- -------------
OPERATIONS
   Net investment income (loss)                                          $  (102,674)  $  (125,284)
   Net realized gain (loss) on investments                                 1,444,164            (6)
   Net change in unrealized appreciation (depreciation) on investments     6,048,324     3,583,048
                                                                         -----------   -----------
Increase (Decrease) in Net Assets from Operations                          7,389,814     3,457,758
                                                                         -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net realized gain on investments                                         (369,589)            -
                                                                         -----------   -----------
CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                         32,063,353    18,410,853
   Reinvestment of distributions                                             348,728             -
   Redemption of shares                                                   (2,913,296)     (776,600)
                                                                         -----------   -----------
Increase (Decrease) from Capital Transactions                             29,498,785    17,634,253
                                                                         -----------   -----------
Increase (Decrease) in Net Assets                                         36,519,010    21,092,011
NET ASSETS
   Beginning of Year                                                      41,475,054    20,383,043
                                                                         -----------   -----------
   End of Year (a)                                                       $77,994,064   $41,475,054
                                                                         ===========   ===========
SHARE TRANSACTIONS
   Sale of shares                                                          2,186,691     1,503,942
   Reinvestment of distributions                                              23,772             -
   Redemption of shares                                                     (205,036)      (60,903)
                                                                         -----------   -----------
Increase (Decrease) in Shares                                              2,005,427     1,443,039
                                                                         ===========   ===========
(a) Accumulated net investment income (loss)                             $         -   $         -
                                                                         -----------   -----------

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
FINANCIAL HIGHLIGHTS
These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

                                                      Year Ended                  July 16, 2001 (a)
                                      -----------------------------------------        through
                                       June 30,    June 30,   June 30,  June 30,      June 30,
                                         2006        2005       2004      2003          2002
                                      --------    --------    --------  --------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD  $ 13.14     $ 11.90     $  9.15   $  8.92        $ 10.00
                                      -------     -------     -------   -------        -------
OPERATIONS
   Net investment income (loss)         (0.03)(b)   (0.05)(b)   (0.04)    (0.03)         (0.03)
   Net realized and unrealized gain
     (loss) on investments               2.10        1.29        2.79      0.26          (1.05)
                                      -------     -------     -------   -------        -------
Total from Investment Operations         2.07        1.24        2.75      0.23          (1.08)
                                      -------     -------     -------   -------        -------
DISTRIBUTIONS TO SHAREHOLDERS
FROM
   Net realized gain on investments     (0.10)          -           -         -              -
                                      -------     -------     -------   -------        -------
NET ASSET VALUE, END OF PERIOD        $ 15.11     $ 13.14     $ 11.90   $  9.15        $  8.92
                                      =======     =======     =======   =======        =======
TOTAL RETURN (c)                        15.77%      10.42%      30.06%     2.58%        (10.80%)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at End of Period
     (000's omitted)                  $77,994     $41,475     $20,383   $11,497        $ 7,490
   Ratios to average net assets (d):
     Net expenses                        1.25%       1.25%       1.25%     1.25%          1.25%
     Gross expenses (e)                  1.51%       1.71%       2.09%     2.67%          3.25%
     Net investment income (loss)       (0.18%)     (0.40%)     (0.58%)   (0.37%)        (0.47%)
PORTFOLIO TURNOVER RATE (c)                25%          7%         20%       14%             0%

----------------------------------------
(a) Commencement of operations.
(b) Calculated based on average shares outstanding during the period.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006

NOTE 1. ORGANIZATION

This report relates to the DF Dent Premier Growth Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on July 16, 2001. The Fund seeks long-term capital appreciation by investing primarily in the equity securities of medium and large size domestic companies.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates.

In addition to investing in the equity securities of large size companies, the Fund also invests in the equity securities of small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons, including without limitation, increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued at the last sale or official closing price, as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other investment companies are valued at net asset value. Money market instruments that mature in sixty days or less are valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign income and foreign

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006

capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles, generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board issued Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (the "Interpretation") which is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation to the Fund, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - D.F. Dent and Company, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides administration, portfolio accounting and transfer agency services to the Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.
Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer, Principal Financial Officer and Anti-Money Laundering Officer to the Trust as well as

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006

certain additional compliance support functions. The Principal Executive Officer of the Trust is also a principal of the Distributor. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

NOTE 4. WAIVER OF FEES

During the year ended June 30, 2006, the Adviser has contractually agreed to waive its fee to the extent Fund expenses exceeded 1.25% of average net assets. The Distributor and other fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the year ended June 30, 2006, fees waived were as follows:

                    INVESTMENT COMPLIANCE  OTHER  TOTAL FEES
                     ADVISER    SERVICES  WAIVERS   WAIVED
                    ---------- ---------- ------- ----------
                     $142,664    $3,175   $3,761   $149,600

Effective July 1, 2006, the Adviser has contractually agreed to waive its fees to limit the Fund expenses to 1.20% of the Fund's average daily net assets through October 31, 2007.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were $37,420,017 and $13,955,060, respectively, for the year ended June 30, 2006.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of June 30, 2006, distributable earnings (accumulated losses) on a tax basis were as follows:

               Undistributed Long-Term Gain           $   950,910
               Unrealized Appreciation (Depreciation)  13,317,720
                                                      -----------
               Total                                  $14,268,630
                                                      ===========

The tax character of distributions paid during 2006 were as follows:

                                                 2006
                                                 ----
                        Long-term Capital Gain $369,589

On the Statement of Assets and Liabilities, as a result of a net operating loss, certain amounts have been reclassified for the year ended June 30, 2006. The following reclassification has no impact on the net assets of the Fund.

                  Accumulated Net Investment Income $102,674
                  Undistributed Net Realized Gain    (98,371)
                  Paid-In-Capital                     (4,303)

                                                    DF DENT PREMIER GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and Shareholders of DF Dent Premier Growth Fund:

We have audited the accompanying statement of assets and liabilities of DF Dent Premier Growth Fund (the "Fund"), a series of Forum Funds, including the schedule of investments, as of June 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from July 16, 2001 (commencement of operations) to June 30, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor have we been engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DF Dent Premier Growth Fund as of June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 25, 2006

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2006

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (866) 2DF-DENT and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 2DF-DENT and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through June 30, 2006.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2006

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                               BEGINNING       ENDING
                             ACCOUNT VALUE  ACCOUNT VALUE EXPENSES PAID
                            JANUARY 1, 2006 JUNE 30, 2006 DURING PERIOD*
                            --------------- ------------- --------------
        Actual Return          $1,000.00      $1,047.85       $6.35
        Hypothetical Return    $1,000.00      $1,018.60       $6.26

----------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

There were no ordinary income dividends paid by the Fund for the tax year ended June 30, 2006.

The Fund paid long-term capital gain dividends of $369,589 for the tax year ended June 30, 2006.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2006

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for oversight of the management of the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the same capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the fund complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds. John
Y. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another registered open-end investment company. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling
(866) 2DF-DENT.

                                  POSITION            LENGTH                           PRINCIPAL
                                  WITH THE            OF TIME                        OCCUPATION(S)
  NAME AND BIRTH DATE              TRUST              SERVED                      DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish       Chairman of the Board;       Trustee    Retired; Partner, Wolf, Block, Schorr and Solis-Cohen
Born: November 9, 1943  Trustee; Chairman,           since 1989 LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest
                        Compliance Committee,        (Chairman  LLP (law firm) 1995-2002.
                        Nominating Committee and     since
                        Qualified Legal Compliance   2004)
                        Committee
-----------------------------------------------------------------------------------------------------------------------
Costas Azariadis        Trustee; Chairman, Valuation Since 1989 Professor of Economics, Washington University
Born: February 15, 1943 Committee                               (effective 2006); Professor of Economics, University of
                                                                California-Los Angeles 1992-2006.
-----------------------------------------------------------------------------------------------------------------------
James C. Cheng          Trustee; Chairman, Audit     Since 1989 President, Technology Marketing Associates (marketing
Born: July 26, 1942     Committee                               company for small and medium sized businesses in
                                                                New England).
-----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer          Trustee; Chairman, Contracts Since 1989 President, Forum Foundation (a charitable organization)
Born: July 15, 1942     Committee                               since 2005; President, Forum Trust (a non-depository
                                                                trust company) since 1997; President, Citigroup Fund
                                                                Services, LLC ("Citigroup") 2003-2005; President,
                                                                Forum Financial Group, LLC ("Forum") (a fund services
                                                                company acquired by Citibank, N.A. in 2003).
-----------------------------------------------------------------------------------------------------------------------

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2006

                                    POSITION             LENGTH                          PRINCIPAL
                                    WITH THE             OF TIME                       OCCUPATION(S)
  NAME AND BIRTH DATE                TRUST               SERVED                     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier         President; Principal Executive Since      Managing Partner, Foreside Financial Group, LLC since
Born: October 22, 1961   Officer                        2005       April 2005; Chief Operating Officer and Managing
                                                                   Director, Global Fund Services, Citigroup 2003-2005;
                                                                   Managing Director, Global Securities Services for
                                                                   Investors, Citibank, N.A. 1999-2003.
------------------------------------------------------------------------------------------------------------------------
Trudance L. Bakke        Treasurer; Principal Financial Since      Director, Foreside Compliance Services, LLC since
Born: August 11, 1971    Officer                        2005       2006; Product Manager, Citigroup 2003-2006; Senior
                                                        (Principal Manager of Corporate Finance, Forum 1999-2003.
                                                        Financial
                                                        Officer
                                                        Since
                                                        2006)
------------------------------------------------------------------------------------------------------------------------
Beth P. Hanson           Vice President/                Since      Relationship Manager, Citigroup since 2003;
Born: July 15, 1966      Assistant Secretary            2003       Relationship Manager, Forum 1999-2003.
------------------------------------------------------------------------------------------------------------------------
Sara M. Morris           Vice President                 Since      Director and Relationship Manager, Citigroup since
Born: September 18, 1963                                2004       2004; Chief Financial Officer, The VIA Group, LLC (a
                                                                   strategic marketing company) 2000-2003.
------------------------------------------------------------------------------------------------------------------------
David M. Whitaker        Secretary                      Since      Product Manager, Citigroup since 2004; Assistant
Born: September 6, 1971                                 2004       Counsel, PFPC, Inc. (a fund services company) 1999-
                                                                   2004.
------------------------------------------------------------------------------------------------------------------------

                                                    DF DENT PREMIER GROWTH FUND

                                     [LOGO]
                                     DFDENT
                                    PREMIER
                                  GROWTH FUND

                             NASDAQ TICKER SYMBOL
                                     DFDPX

                              INVESTMENT ADVISER
                          D.F. Dent and Company, Inc.
                             Two East Read Street
                              Baltimore, MD 21202
                                www.dfdent.com

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                                  PO Box 446
                              Portland, ME 04112
                                (866) 2DF-DENT

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                              Portland, ME 04101
                               www.foresides.com

This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

[LOGO]
                                                                  ANNUAL REPORT
                                                   GOLDEN LARGE CORE VALUE FUND
                                                   GOLDEN SMALL CORE VALUE FUND
                                                                  JUNE 30, 2006

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

          A Message to Our Shareholders                            1
          Performance Chart and Analysis                           3
          Schedules of Investments                                 4
          Statements of Assets and Liabilities                     8
          Statements of Operations                                 9
          Statements of Changes in Net Assets                     10
          Financial Highlights                                    11
          Notes to Financial Statements                           12
          Report of Independent Registered Public Accounting Firm 16
          Additional Information (Unaudited)                      17

--------------------------------------------------------------------------------
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2006
--------------------------------------------------------------------------------
                                                                  June 30, 2006
Dear Shareholder,

   We are pleased to present the annual report for the Golden Large Core Value Fund and the Golden Small Core Value Fund (the "Funds") for the period since inception on September 13, 2005 through June 30, 2006.

GOLDEN LARGE CORE VALUE FUND

   The Fund seeks to achieve long-term capital appreciation by investing in large capitalization domestic equities. The core premise of the Fund is to construct an actively managed value-biased portfolio of large-cap companies that we believe exhibit the likelihood of meeting or exceeding earnings expectations.
   The Fund posted a modest positive return from the inception period
September 13, 2005 to the end of the second quarter of 2006. The Fund's return was 3.39%, compared to the S&P 500 index return of 4.71%.
   While the total return was positive for the period, there were definitely differences within the various sectors within the U.S. marketplace. Sectors considered more 'value' oriented, like materials, industrials, energy and financials, delivered the highest returns. Growth related sectors, like Technology and Health Care, did not perform as well.
   Within the Fund, we increased our exposure to certain technology companies that we felt represented good value with improving earnings potential. Since returns for this group have lagged the overall market, the increased exposure to Technology has hurt overall performance. Conversely, our exposure to Energy, one of the best performing groups during the period, was not as high as the overall market and that has detracted from performance.
   Several of the better performing securities during the period came from the Industrials sector. Cooper Industries, LTD., United Technologies Corp., and Eaton Corp. each appreciated over 20% as investors remained upbeat on "heavy cyclicals". On the bottom side, Technology holdings National Semiconductor and Intel Corp. were among the worst performers as investors favored current growth versus projected growth.

GOLDEN SMALL CORE VALUE FUND

   The Fund seeks to achieve maximum long-term total return by investing in small capitalization domestic equities. The core premise of the Fund is to construct an actively managed value-based portfolio of small-cap companies that we believe exhibit the likelihood of meeting or exceeding earnings expectations.
   The Fund performed well since commencing operations on September 13th, generating a total return of 14.00%, compared to the S&P SmallCap 600 Index return of 8.05%.
   Since the inception of the Fund, the market has grown increasingly nervous in light of growing geopolitical unrest, rising oil prices, and the continuing trend of rising interest rates being driven by Federal Reserve (Fed) policy. Adding to this uncertainty during the period was the introduction of new Fed Chairman Ben Bernanke and several new Fed board governors. In spite of this environment, corporate profits have remained robust. This backdrop has favored the Energy, Materials, and Industrials sectors and has been less kind to Health Care and Consumer Discretionary companies.

--------------------------------------------------------------------------------
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2006
--------------------------------------------------------------------------------
   The Fund benefited from strong stock selection in six out of ten economic sectors. The best performing sectors within the portfolio included Industrials, Energy, Financials, and Consumer Discretionary. We were also slightly over-weighted in Industrials and Financials, which further enhanced performance.
   Remember that our investment process is centered on finding fundamentally attractive, undervalued companies with the potential to deliver future earnings in excess of current analyst expectations. To do this, we utilize two proprietary valuation and earnings surprise models to help identify the catalyst within each company that makes them unsustainably cheap.
   Portfolio construction is also a key component to delivering consistent results. We strive for sector neutrality in building a broadly diversified portfolio and on average; we usually limit our specific security weightings to no more than 2-2.5% of the total portfolio.
   The best performing stocks within the portfolio for the period included
Wesco International, Inc., Terex Corp, CommScope Inc., and Investment
Technology Group, Inc. All of these companies reported strong fundamentals and consumer demand.
   The worst performing stocks within the portfolio for the period included Cutera (-59.56%), which continued to languish over a pending patent infringement lawsuit. Within Technology, Progress Software (-28.10%) declined after reporting in-line results while lowering its outlook for the coming quarter.
   Looking beyond the next few quarters, we see the likelihood of a more favorable environment for stocks. With the recent pullback in the market and continued strength in corporate earnings, valuations are attractive from a historical perspective. Once it becomes clear that the U.S. economy is slowing to a sustainable growth rate of approximately 3-4% and core inflation settles in below 2%, as we expect to happen, investors should then turn their focus back to company fundamentals. When they do, they will likely see that corporate profits and balance sheets for the most part, remain healthy. The greatest risks to the market are a supply side shock in the energy markets and/or deterioration in consumer confidence. While we see the short-term environment for stocks as uncertain, we remain optimistic about the medium and long-term outlook.
Sincerely,
/s/                            /s/
Greg W. Golden, CFA            Jeff C. Moser, CFA
Portfolio Managers
Golden Capital Management, LLC
THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE FUNDS' MANAGERS AS OF
JUNE 30, 2006 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST
SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENTS IN THE FUNDS AND
DO NOT CONSTITUTE INVESTMENT ADVICE.
THE SMALL CORE VALUE FUND INVESTS IN THE SECURITIES OF SMALL CAPITALIZATION COMPANIES, WHICH INVOLVES GREATER RISK AND THE POSSIBILITY OF GREATER PRICE VOLATILITY THAN INVESTING IN LARGER CAPITALIZATION AND MORE ESTABLISHED COMPANIES.
--------------------------------------------------------------------------------
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2006
--------------------------------------------------------------------------------
The graph and table reflect the change in value of a hypothetical $10,000 investment in Golden Large Core Value Fund and Golden Small Core Value Fund, including reinvestment of dividends and distributions, compared with broad-based securities market indices, since inception. The S&P 500 Index is a market value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The S&P SmallCap 600 Index consists of 600 domestic small cap stocks selected for market size, liquidity and industry group representation. The Russell 2000(R) Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market. The total return of each Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. Each Fund is professionally managed while the indices are unmanaged and are not available for investment.
PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM EACH FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN EACH FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. DURING THE PERIOD, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
                         GOLDEN LARGE CORE VALUE FUND
                               VS. S&P 500 INDEX

                                                    SINCE INCEPTION
             AVERAGE ANNUAL TOTAL RETURN ON 6/30/06   (09/13/05)
             -------------------------------------- ---------------
                 Golden Large Core Value Fund:             3.39%
                 S&P 500 Index:                            4.71%
             INVESTMENT VALUE ON 6/30/06
             ---------------------------                   -
                 Golden Large Core Value Fund:          $10,339
                 S&P 500 Index:                         $10,471

                                [CHART]
             Golden Large Core Value Fund      S&P 500 Index
             ----------------------------      -------------
09/13/05            $10,000                       $10,000
09/30/05            $10,110                       $ 9,986
10/31/05            $ 9,860                       $ 9,820
11/30/05            $10,280                       $10,191
12/31/05            $10,239                       $10,195
01/31/06            $10,460                       $10,465
02/28/06            $10,600                       $10,493
03/31/06            $10,710                       $10,624
04/30/06            $10,901                       $10,766
05/31/06            $10,399                       $10,457
06/30/06            $10,339                       $10,471
GOLDEN SMALL CORE VALUE FUND VS. S&P 600 SMALLCAP INDEX AND RUSSELL 2000 INDEX

                                                    SINCE INCEPTION
             AVERAGE ANNUAL TOTAL RETURN ON 6/30/06   (09/13/05)
             -------------------------------------- ---------------
                 Golden Small Core Value Fund:            14.00%
                 S&P SmallCap 600 Index:                   8.05%
                 Russell 2000 Index:                       8.66%
             INVESTMENT VALUE ON 6/30/06
             ---------------------------                   -
                 Golden Small Core Value Fund:          $11,400
                 S&P SmallCap 600 Index:                $10,805
                 Russell 2000 Index:                    $10,866

                                    [CHART]
                 Golden Small Core     S&P SmallCap    Russell 2000
                     Value Fund           600 Index          Index
                 -----------------     ------------    ------------
09/13/05              $10,000             $10,000        $10,000
09/30/05              $10,360             $ 9,994        $ 9,929
10/31/05              $10,230             $ 9,681        $ 9,621
11/30/05              $10,780             $10,126        $10,088
12/31/05              $10,680             $10,033        $10,041
01/31/06              $11,280             $10,872        $10,942
02/28/06              $11,230             $10,791        $10,912
03/31/06              $11,730             $11,321        $11,441
04/30/06              $11,980             $11,320        $11,439
05/31/06              $11,230             $10,803        $10,797
06/30/06              $11,400             $10,805        $10,866
--------------------------------------------------------------------------------
GOLDEN LARGE CORE VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------

                                SECURITY
               SHARES          DESCRIPTION              VALUE
               ------ ------------------------------ ------------
               COMMON STOCK -- 95.0%
               CONSUMER DISCRETIONARY -- 9.5%
                4,930 Black & Decker Corp.           $    416,388
                7,555 Harley-Davidson, Inc.               414,694
                5,030 Nike, Inc., Class B                 407,430
               10,590 Office Depot, Inc.+                 402,420
               11,310 Nordstrom, Inc.                     412,815
                                                     ------------
                                                        2,053,747
                                                     ------------
               CONSUMER STAPLES -- 5.6%
                6,600 Clorox Co.                          402,402
                8,420 Kellogg Co.                         407,781
                7,190 Procter & Gamble Co.                399,764
                                                     ------------
                                                        1,209,947
                                                     ------------
               ENERGY -- 9.6%
               11,290 BJ Services Co.                     420,665
                6,250 ConocoPhillips                      409,563
                6,560 Exxon Mobil Corp.                   402,456
                3,950 Occidental Petroleum Corp.          405,072
                8,680 Tidewater Inc.                      427,056
                                                     ------------
                                                        2,064,812
                                                     ------------
               FINANCIALS -- 24.8%
                8,210 ACE Ltd.                            415,344
                7,440 Allstate Corp.                      407,191
               11,740 Aon Corp.                           408,787
                8,420 Bank of America Corp.               405,002
                7,800 Comerica, Inc.                      405,522
                2,740 Goldman Sachs GP                    412,178
                9,720 JPMorgan Chase & Co.                408,240
                6,490 Lehman Brothers Holdings, Inc.      422,824
                7,210 Lincoln National Corp.              406,932
               11,810 Mellon Financial Corp.              406,618
                5,930 Merrill Lynch & Co., Inc.           412,491
                8,100 Metlife, Inc.                       414,801
                7,430 Northern Trust Corp.                410,879
                                                     ------------
                                                        5,336,809
                                                     ------------
               HEALTH CARE -- 9.5%
               10,190 Aetna, Inc.                         406,887
                6,740 Becton Dickinson & Co.              412,016

                                  SECURITY
                 SHARES          DESCRIPTION           VALUE
                 ------   ------------------------- ------------
                 HEALTH CARE, CONTINUED
                  6,770   Johnson & Johnson         $    405,658
                  9,030   UnitedHealth Group, Inc.       404,363
                  9,320   Wyeth                          413,901
                                                    ------------
                                                       2,042,825
                                                    ------------
                 INDUSTRIALS -- 11.5%
                  5,060   3M Co.                         408,696
                  4,530   Cooper Industries, Ltd.        420,928
                  5,480   Eaton Corp.                    413,192
                  3,550   FedEx Corp.                    414,853
                  8,570   Illinois Tool Works, Inc.      407,075
                  6,540   United Technologies Corp.      414,767
                                                    ------------
                                                       2,479,511
                                                    ------------
                 INFORMATION TECHNOLOGY -- 16.9%
                 11,310   Amdocs Ltd.+                   413,946
                  7,250   Computer Sciences Corp.+       351,190
                 12,700   Hewlett-Packard Co.            402,336
                  5,240   IBM Corp.                      402,537
                 21,500   Intel Corp.                    407,425
                 17,320   Microsoft Corp.                403,556
                 20,780   Motorola, Inc.                 418,717
                 17,840   National Semiconductor         425,484
                 13,850   Texas Instruments, Inc.        419,516
                                                    ------------
                                                       3,644,707
                                                    ------------
                 MATERIALS -- 3.8%
                  7,580   Nucor Corp.                    411,215
                  7,720   Praxair, Inc.                  416,880
                                                    ------------
                                                         828,095
                                                    ------------
                 TELECOMMUNICATION SERVICES -- 1.9%
                 20,340   Sprint Nextel Corp.            406,598
                                                    ------------
                 UTILITIES -- 1.9%
                 22,210   AES Corp.+                     409,775
                                                    ------------
                 Total Common Stock
                  (Cost $20,440,593)                  20,476,826
                                                    ------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------
GOLDEN LARGE CORE VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------

                                 SECURITY
            SHARES              DESCRIPTION                VALUE
           --------- --------------------------------- ------------
           MUTUAL FUND -- 1.8%
               3,000 iShares S&P 500 Index Fund
                      (Cost $382,349)                  $    382,650
                                                       ------------
           SHORT-TERM INVESTMENTS -- 13.5%
           MONEY MARKET FUND -- 13.4%
           2,901,164 Fidelity Institutional Cash Money
                      Market Fund, 5.10% ($2,901,164)     2,901,164
                                                       ------------
           MONEY MARKET DEPOSIT ACCOUNT -- 0.1%
              17,611 Citibank Money Market Deposit
                      Account, 4.80% ($17,611)               17,611
                                                       ------------
           Total Short-Term Investments
            (Cost $2,918,775)                             2,918,775
                                                       ------------
           Total Investments -- 110.3%
            (Cost $23,741,717)*                        $ 23,778,251
           Other Assets & Liabilities, Net (10.3%)       (2,215,628)
                                                       ------------
           NET ASSETS -- 100.0%                        $ 21,562,623
                                                       ============

-----------------
+ Non-income producing security.
* Cost for Federal income tax purposes is $23,899,855 and net unrealized appreciation (depreciation) consists of:

                    Gross Unrealized Appreciation $ 350,422
                    Gross Unrealized Depreciation  (472,026)
                                                  ---------
                    Net Unrealized Appreciation
                     (Depreciation)               $(121,604)
                                                  =========

          PORTFOLIO HOLDINGS
          % OF NET ASSETS
          Consumer Discretionary                                 9.5%
          Consumer Staples                                       5.6%
          Energy                                                 9.6%
          Financials                                            24.8%
          Health Care                                            9.5%
          Industrials                                           11.5%
          Information Technology                                16.9%
          Materials                                              3.8%
          Telecommunication Services                             1.9%
          Utilities                                              1.9%
          Mutual Fund                                            1.8%
          Short-Term Investments and Other Asset & Liabilities   3.2%
                                                               ------
                                                               100.0%
                                                               ======

See Notes to Financial Statements.
--------------------------------------------------------------------------------
GOLDEN SMALL CORE VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------

                                SECURITY
            SHARES             DESCRIPTION                VALUE
            ------ ----------------------------------- ------------
            COMMON STOCK -- 98.4%
            CONSUMER DISCRETIONARY -- 12.7%
            15,045 K-Swiss, Inc., Class A              $    401,702
            12,215 Men's Wearhouse, Inc.                    370,115
            15,355 Payless Shoesource, Inc.+                417,194
            16,950 Shoe Carnival, Inc.+                     404,427
             9,710 Steiner Leisure, Ltd.+                   383,836
            15,160 Tenneco, Inc.+                           394,160
             9,700 Too, Inc.+                               372,383
            17,240 Wolverine World Wide, Inc.               402,209
                                                       ------------
                                                          3,146,026
                                                       ------------
            ENERGY -- 7.1%
            14,095 Frontier Oil Corp.                       456,678
            12,350 Helix Energy Solutions Group, Inc.+      498,446
             7,610 Lone Star Technologies, Inc.+            411,092
            26,435 Pioneer Drilling Co.+                    408,156
                                                       ------------
                                                          1,774,372
                                                       ------------
            FINANCIALS -- 17.9%
             6,525 Arch Capital Group, Ltd.+                387,976
             8,010 Bank of Hawaii Corp.                     397,296
            23,780 CNA Surety Corp.+                        410,918
            15,030 Corus Bankshares, Inc.                   393,485
             8,555 Investment Technology Group, Inc.+       435,107
            26,915 Knight Capital Group, Inc.+              409,915
            13,535 Ohio Casualty Corp.                      402,396
            12,945 Philadelphia Consolidated Holding
                    Corp.+                                  393,010
             8,315 ProAssurance Corp.+                      400,617
             7,840 Stancorp Financial Group, Inc.           399,134
            21,770 Sterling Bancshares, Inc.                408,188
                                                       ------------
                                                          4,438,042
                                                       ------------
            HEALTH CARE -- 6.5%
             8,235 Haemonetics Corp.+                       383,010
             8,930 Magellan Health Services, Inc. +         404,618
             9,085 Pediatrix Medical Group, Inc.+           411,551
             8,955 Sierra Health Services, Inc.+            403,244
                                                       ------------
                                                          1,602,423
                                                       ------------

                                SECURITY
              SHARES           DESCRIPTION              VALUE
              ------ ------------------------------- ------------
              INDUSTRIALS -- 19.9%
               8,620 Ametek, Inc.                    $    408,416
               6,720 Con-Way, Inc.                        389,290
              10,305 Crane Co.                            428,688
               8,770 Landstar System, Inc.                414,207
               6,795 Lincoln Electric Holdings, Inc.      425,707
              12,305 Pacer International, Inc.            400,897
               6,965 Ryder System, Inc.                   406,965
               4,275 Terex Corp.+                         421,943
              12,115 Timken Co.                           405,974
               8,530 Toro Co.                             398,351
               6,535 WESCO International, Inc.+           436,277
              13,615 Woodward Governor Co.                415,394
                                                     ------------
                                                        4,952,109
                                                     ------------
              INFORMATION TECHNOLOGY -- 20.9%
              17,615 Adtran, Inc.                         395,104
              23,180 Agilysys, Inc.                       417,240
               8,740 Ansys, Inc.+                         417,947
              17,065 Benchmark Electronics, Inc.+         411,608
              13,355 CommScope, Inc.+                     419,614
               8,785 Cymer, Inc.+                         408,151
              24,100 Emulex Corp.+                        392,107
               8,175 Global Payments, Inc.                396,896
              14,315 Hyperion Solutions Corp.+            395,094
               9,990 Imation Corp.                        410,089
              19,790 MKS Instruments, Inc.+               398,175
              12,775 Park Electrochemical Corp.           328,956
              13,745 Tektronix, Inc.                      404,378
                                                     ------------
                                                        5,195,359
                                                     ------------
              MATERIALS -- 11.8%
               9,180 Eagle Materials, Inc.                436,050
              18,185 Louisiana-Pacific Corp.              398,252
              49,300 PolyOne Corp.+                       432,854
               9,720 Quanex Corp.                         418,640
               5,365 Reliance Steel & Aluminum Co.        445,027
              10,770 Silgan Holdings, Inc.                398,598
              17,780 Schulman A, Inc.                     406,984
                                                     ------------
                                                        2,936,405
                                                     ------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------
GOLDEN SMALL CORE VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------

                                 SECURITY
            SHARES              DESCRIPTION                VALUE
           --------- --------------------------------- ------------
           UTILITIES -- 1.6%
               8,540 Allete, Inc.                      $    404,369
                                                       ------------
           Total Common Stock
            (Cost $23,641,883)                           24,449,105
                                                       ------------
           SHORT-TERM INVESTMENTS -- 6.1%
           MONEY MARKET FUND -- 6.1%
           1,504,784 Fidelity Institutional Cash Money
                      Market Fund ($1,504,784)            1,504,784
                                                       ------------
           Total Investments -- 104.5%
            (Cost $25,146,667)*                        $ 25,953,889
           Other Assets & Liabilities, Net -- (4.5%)     (1,116,720)
                                                       ------------
           NET ASSETS -- 100.0%                        $ 24,837,169
                                                       ============

-----------------
+ Non-income producing security.
* Cost for Federal income tax purposes is $25,146,699 and net unrealized appreciation (depreciation) consists of:

                   Gross Unrealized Appreciation $1,565,569
                   Gross Unrealized Depreciation   (758,379)
                                                 ----------
                   Net Unrealized Appreciation
                    (Depreciation)               $  807,190
                                                 ==========

          PORTFOLIO HOLDINGS
          % OF NET ASSETS
          Consumer Discretionary                                 12.7%
          Energy                                                  7.1%
          Financials                                             17.9%
          Health Care                                             6.5%
          Industrials                                            19.9%
          Information Technology                                 20.9%
          Materials                                              11.8%
          Utilities                                               1.6%
          Short-Term Investments and Other Assets & Liabilities   1.6%
                                                                ------
                                                                100.0%
                                                                ======

See Notes to Financial Statements.
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2006
--------------------------------------------------------------------------------

                                                                         GOLDEN       GOLDEN
                                                                       LARGE CORE   SMALL CORE
                                                                       VALUE FUND   VALUE FUND
                                                                      -----------  -----------
ASSETS
   Investments:
    Investments, at cost                                              $23,741,717  $25,146,667
    Net unrealized appreciation (depreciation)                             36,534      807,222
                                                                      -----------  -----------
   Total investments, at value                                        $23,778,251  $25,953,889
   Receivables:
    Fund shares sold                                                      401,971      497,847
    Dividends and interest                                                 24,956       15,372
    Expense reimbursement from Adviser                                        148           --
                                                                      -----------  -----------
Total Assets                                                           24,205,326   26,467,108
                                                                      -----------  -----------
LIABILITIES
   Payables:
    Fund shares redeemed                                                       --          490
    Investment securities purchased                                     2,633,572    1,603,856
    Due to custodian                                                           --        5,794
   Accrued Liabilities:
    Investment adviser fees                                                 8,983       19,654
    Trustees' fees and expenses                                               148          145
                                                                      -----------  -----------
Total Liabilities                                                       2,642,703    1,629,939
                                                                      -----------  -----------
NET ASSETS                                                            $21,562,623  $24,837,169
                                                                      ===========  ===========
COMPONENTS OF NET ASSETS
   Paid-in capital                                                    $21,654,813  $24,101,242
   Undistributed (distributions in excess of) net investment income        45,990           --
   Accumulated net realized gain (loss) on investments                   (174,714)     (71,295)
   Unrealized appreciation (depreciation) on investments                   36,534      807,222
                                                                      -----------  -----------
NET ASSETS                                                            $21,562,623  $24,837,169
                                                                      ===========  ===========
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)             2,090,773    2,178,381
                                                                      ===========  ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE        $     10.31  $     11.40
                                                                      ===========  ===========

See Notes to Financial Statements.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FROM SEPTEMBER 13, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH JUNE 30, 2006
--------------------------------------------------------------------------------

                                                                           GOLDEN     GOLDEN
                                                                         LARGE CORE SMALL CORE
                                                                         VALUE FUND VALUE FUND
                                                                         ---------- ----------
INVESTMENT INCOME
   Dividend income                                                       $  78,828   $ 63,340
   Interest income                                                             620      1,246
                                                                         ---------   --------
Total Investment Income                                                     79,448     64,586
                                                                         ---------   --------
EXPENSES
   Investment adviser fees                                                  26,823     71,145
   Trustees' fees and expenses                                                 242        317
   Compliance services fees                                                     95         67
   Miscellaneous expenses                                                      750        336
                                                                         ---------   --------
Total Expenses                                                              27,910     71,865
   Expenses reimbursed and fees waived                                        (901)      (436)
                                                                         ---------   --------
Net Expenses                                                                27,009     71,429
                                                                         ---------   --------
NET INVESTMENT INCOME (LOSS)                                                52,439     (6,843)
                                                                         ---------   --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                (174,714)   (71,295)
   Net change in unrealized appreciation (depreciation) on investments      36,534    807,222
                                                                         ---------   --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                    (138,180)   735,927
                                                                         ---------   --------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              $ (85,741)  $729,084
                                                                         =========   ========

See Notes to Financial Statements.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FROM SEPTEMBER 13, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH JUNE 30, 2006
--------------------------------------------------------------------------------

                                                                                   GOLDEN                  GOLDEN
                                                                                 LARGE CORE              SMALL CORE
                                                                                 VALUE FUND              VALUE FUND
                                                                           ----------------------  ----------------------
                                                                                          SHARES                  SHARES
                                                                                        ---------               ---------
OPERATIONS
  Net investment income (loss)                                             $    52,439             $    (6,843)
  Net realized gain (loss) on investments                                     (174,714)                (71,295)
  Net change in unrealized appreciation (depreciation) on investments           36,534                 807,222
                                                                           -----------             -----------
Increase (Decrease) in Net Assets Resulting from Operations                    (85,741)                729,084
                                                                           -----------             -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                         (6,449)                     --
                                                                           -----------             -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                            24,826,333  2,394,923   26,498,600  2,387,698
  Reinvestment of distributions                                                  6,449        632           --         --
  Redemption of shares                                                      (3,177,969)  (304,782)  (2,390,515)  (209,317)
                                                                           -----------  ---------  -----------  ---------
Increase (Decrease) from Capital Share Transactions                         21,654,813  2,090,773   24,108,085  2,178,381
                                                                           -----------  =========  -----------  =========
Increase (Decrease) in Net Assets                                           21,562,623              24,837,169
                                                                           -----------             -----------
NET ASSETS
  Beginning of Period                                                               --                      --
  End of Period (a)                                                        $21,562,623             $24,837,169
                                                                           ===========             ===========
 (a) Accumulated undistributed (distributions in excess of) net investment
     income, June 30, 2006                                                 $    45,990             $        --
                                                                           ===========             ===========

See Notes to Financial Statements.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                          SEPTEMBER 13, 2005 (a)
                                                                 THROUGH
                                                              JUNE 30, 2006
                                                          ----------------------
--------------------------------------------------------------------------------
GOLDEN LARGE CORE VALUE FUND
NET ASSET VALUE, BEGINNING OF PERIOD                             $ 10.00
                                                                 -------
INVESTMENT OPERATIONS
  Net investment income (loss) (b)                                  0.11
  Net realized and unrealized gain (loss) on investments            0.23(c)
                                                                 -------
Total from Investment Operations                                    0.34
                                                                 -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gains                                               (0.03)
                                                                 -------
NET ASSET VALUE, END OF PERIOD                                   $ 10.31
                                                                 =======
TOTAL RETURN (d)                                                    3.39%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                      $21,563
Ratios to Average Net Assets (e):
  Net expenses                                                      0.70%
  Gross expenses (f)                                                0.72%
  Net investment income (loss)                                      1.36%
PORTFOLIO TURNOVER RATE (d)                                       119.83%
--------------------------------------------------------------------------------
GOLDEN SMALL CORE VALUE FUND
NET ASSET VALUE, BEGINNING OF PERIOD                             $ 10.00
                                                                 -------
INVESTMENT OPERATIONS
  Net investment income (loss) (b)                                 (0.01)
  Net realized and unrealized gain (loss) on investments            1.41
                                                                 -------
Total from Investment Operations                                    1.40
                                                                 -------
NET ASSET VALUE, END OF PERIOD                                   $ 11.40
                                                                 =======
TOTAL RETURN (d)                                                   14.00%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                      $24,837
Ratios to Average Net Assets (e):
  Net expenses                                                      1.10%
  Gross expenses (f)                                                1.11%
  Net investment income                                            (0.11)%
PORTFOLIO TURNOVER RATE (d)                                        40.84%

(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at that time.
(d)Not annualized for periods less than one year.
(e)Annualized for periods less than one year.
(f)Reflects the expense ratio excluding any waivers and/or reimbursements.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION

This report relates to Golden Large Core Value Fund and Golden Small Core Value Fund (individually, a "Fund" and, collectively, the "Funds"), each a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Institutional Shares and Investor Shares. As of June 30, 2006, Investor Shares had not commenced operations. Golden Large Core Value Fund seeks to achieve long-term capital appreciation. Golden Small Core Value Fund seeks to achieve maximum long-term total return. Each Fund commenced operations on September 13, 2005.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles, generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION-Exchange traded securities and over-the-counter securities are valued at the last sale or official closing price, as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in investment companies are valued at net asset value. Money Market instruments that mature in sixty days or less are valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available; or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITIES TRANSACTIONS, INTEREST INCOME AND REALIZED GAIN AND LOSS-Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded as earned. All premium and discount is amortized and accreted according to Federal income tax regulations. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS-Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by the Funds.

FEDERAL TAXES-Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION-The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

NEW ACCOUNTING PRONOUNCEMENTS-In June 2006, the Financial Accounting Standards Board issued Financial Interpretation No. 48, "Accounting for uncertainty in income Taxes" (the "Interpretation"), which is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation to the Funds, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the Funds' financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER-Golden Capital Management, LLC is the investment adviser (the "Adviser" or "Golden") to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.70% and 1.10% of the average daily net assets of Golden Large Core Value Fund and Golden Small Core Value Fund, respectively. Under the terms of the investment advisory agreement, the Adviser is obligated to pay all expenses of the Funds, except fees and expenses of the Independent Trustees, Rule 12b-1 expenses, brokerage fees and commissions, taxes, borrowing cost (including interest and dividend expenses on short sales, and extraordinary expenses. Pursuant to an interim advisory agreement on February 27, 2006 for Golden Small Core Value Fund and from February 27, 2006 to March 1, 2006 for Golden Large Core Value Fund, the Funds' paid all expenses directly.

ADMINISTRATION AND OTHER SERVICES-Citigroup Fund Services, LLC ("Citigroup") provides administration, portfolio accounting and transfer agency services to the Funds.

DISTRIBUTION-Foreside Fund Services, LLC is the Trust's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. Under a Distribution Plan adopted pursuant

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
to Rule 12b-1 under the Act, with respect to Investor Shares, ("Distribution Plan"), each Fund will pay the Distributor a fee at an annual rate of 0.25% of the average daily net assets of Investor Shares, which have not yet commenced operations.

Pursuant to a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer and Principal Financial Officer to the Trust as well as certain additional compliance support functions. The Principal Executive Officer of the Trust is also a principal of the Distributor. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. For Golden Large Core Value Fund and for Golden Small Core Value Fund for the year ended June 30, 2006 the Adviser paid compliance service fees of $11,991 and $14,954, respectively, from fees collected under the Investment Adviser agreement.

OFFICERS-Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

NOTE 4. EXPENSE REIMBURSEMENTS AND FEES WAIVED
During the period the Adviser and other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the period from September 13, 2005 (commencement of operations) to June 30, 2006, fees waived and reimbursed were as follows:

                             INVESTMENT ADVISER               TOTAL FEES WAIVED
                               REIMBURSEMENT    OTHER WAIVERS  AND REIMBURSED
                             ------------------ ------------- -----------------
Golden Large Core Value Fund        $901             $ 0            $901
Golden Small Core Value Fund         368              68             436

NOTE 5. SECURITY TRANSACTIONS
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the period from September 13, 2005 (commencement of operations) to June 30, 2006, were as follows:

                                            PURCHASES    SALES
                                           ----------- ----------
              Golden Large Core Value Fund $27,948,889 $6,951,234
              Golden Small Core Value Fund  27,253,203  3,540,025

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS
For the period from September 13, 2005 (commencement of operations) to June 30, 2006, distributable earnings (accumulated losses) on a tax basis were as follows:

                              UNDISTRIBUTED  CAPITAL    UNREALIZED
                                ORDINARY    AND OTHER  APPRECIATION
                              INCOME (LOSS)  LOSSES   (DEPRECIATION)   TOTAL
                              ------------- --------- -------------- --------
 Golden Large Core Value Fund    $45,990    $(16,576)   $(121,604)   $(92,190)
 Golden Small Core Value Fund         --     (71,263)     807,190     735,927

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid from September 13, 2005 (commencement of operations) to June 30, 2006 were as follows for the Golden Large Core Value
Fund:

                                              2006
                                             ------
                             Ordinary Income $6,449

As of June 30, 2006, the Funds' capital loss carryovers to offset future capital gains are as follows:

                                              AMOUNT EXPIRATION
                                              ------ ----------
                 Golden Large Core Value Fund $2,021 June 2014
                 Golden Small Core Value Fund  1,903 June 2014

For tax purposes, the current year post-October loss for Golden Large Core Value Fund and Golden Small Core Value Fund was $14,555 and $69,360 respectively. These losses will be recognized for tax purposes on the first business day of the respective Funds' next year.
On the Statement of Assets and Liabilities for Golden Small Core Value Fund, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended June 30, 2006. The following reclassification was primarily due to the Fund having a net operating loss, and has no impact on the net assets of the Fund.

                 GOLDEN SMALL CORE VALUE FUND:
                    Accumulated Net Investment Income  $ 6,843
                    Paid-In-Capital                     (6,843)

NOTE 7. OTHER INFORMATION

On June 30, 2006, one shareholder held approximately 78% of the outstanding shares of the Golden Large Core Value Fund. This shareholder is an omnibus account, which is held on behalf of several individual shareholders.
On June 30, 2006, two shareholders held approximately 40% of the outstanding shares of the Golden Small Core Value Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
JUNE 30, 2006
--------------------------------------------------------------------------------
To the Board of Trustees of Forum Funds and Shareholders of
Golden Large Core Value Fund and Golden Small Core Value Fund:

 We have audited the accompanying statements of assets and liabilities of Golden Large Core Value Fund and Golden Small Core Value Fund (the "Funds"), each a series of Forum Funds, including the schedules of investments, as of June 30, 2006, and the related statements of operations, changes in net assets and financial highlights for the period from September 13, 2005 (commencement of operations) to June 30, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor have we been engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Golden Large Core Value Fund and Golden Small Core Value Fund Growth Fund as of June 30, 2006, the results of their operations, the changes in their net assets and financial highlights for the period from September 13, 2005 (commencement of operations) to June 30, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
August 25, 2006

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2006
--------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENT APPROVAL-At the September 22, 2005 Board meeting, the Board, including the Independent Trustees, considered the approval of a new investment advisory agreement (the "New Agreement") between the Trust and the Adviser, due to the Adviser's pending change in control. In addition, at the September 22, 2005 Board meeting and subsequently on February 27, 2006, the Board, including the Independent Trustees, considered the approval of certain interim Advisory Agreements that would be in effect pending shareholder approval of the New Agreement (each, an "Interim Advisory Agreement" and together with the New Agreement, the "Agreements"). In evaluating the Agreements, the Board reviewed materials furnished by Golden and Citigroup Fund Services, LLC ("Citigroup"), including information regarding: (1) services to be provided to the Funds including the nature, extent and quality of such services and the investment performance of Golden's separately managed accounts; (2) the compensation to be paid to Golden including the cost of advisory services to be provided and profits to be realized by Golden and its affiliates from the relationship with the Funds;
(3) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee reflects these economies of scale for the benefit of the Funds' investors; (4) other benefits received by Golden and its affiliates from their relationship with the Funds; (5) the continuation of services by other Fund service providers after the change in control (the "Transfer"); and (6) whether any burden on the Funds would result from the Transfer. Among others, the Board focused on the following factors and made the following conclusions in considering approval of the New Agreement:

   SERVICES. In considering the nature, extent and quality of the services provided to the Funds by Golden, the Board observed that the portfolio management team has worked together since 1992. Golden represented that it would continue to provide high quality portfolio management services to the Funds under the Agreements. Golden also represented that it has adequate staffing levels to service the Funds and will be proactive in taking necessary steps to ensure that adequate staffing levels are maintained as Golden grows. The Board concluded that the approval of the Agreements would not interfere with the day-to-day management of the Funds and that Golden has the requisite back office support to help ensure continuation of Fund operations under the Agreements. The Board also concluded that the scope and quality of services to be provided to the Funds will be at least equivalent to the scope and quality of services that have been provided under the Original Agreement.

   PERFORMANCE. The Board did not consider the Funds' performance as the Funds are new and have no performance history. The Board did, however, consider the portfolio management team's investment accounts using the same investment style as the Funds and that these accounts have outperformed their primary benchmark for the one-, three- and five-year periods ending March 31, 2005. The Board concluded that performance was not a significant factor regarding approval of the Agreements due to the relatively short period that the Funds have been in operation.

   COMPENSATION AND ECONOMIES OF SCALE. The advisory fee to be paid by the Funds under the New Agreement will be the same as the advisory fee paid by the Funds under the Original Agreement. The Board considered Golden's compensation for continuing to provide advisory services to the Funds and analyzed comparative information on fees and total expenses of similar mutual funds. The Board also discussed the difference in the advisory fees charged to the Funds and the fees charged to Golden's other clients. The Board noted that Golden's proposed gross and net advisory fees were within the

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2006
--------------------------------------------------------------------------------
   range of their Lipper Inc. peer groups, after considering that Golden would continue to pay most Fund-related expenses out of its advisory fee. The
   Board observed that Large Core Fund's proposed total expenses were lower than the mean and median total expenses for its Lipper Inc. peer groups. The Board also observed that Golden Small Core Value Fund's proposed total expenses were lower than the mean and median total expenses for its Lipper Inc. peer groups except for Investor Shares, which while lower than the mean, was slightly above the median total expenses for its Lipper Inc. peer group. The Board recognized that it was difficult to make comparisons of expense ratios because of the variations in the services that are included in the fees paid by other funds. The Board concluded that Golden's advisory fee, after waivers, was reasonable when compared with the Lipper Inc. peer group average.

   The Board then considered whether the Funds would benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints. The Board considered the anticipated size of the Funds and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

   OTHER BENEFITS TO GOLDEN. Golden represented that it did not expect to receive any other benefits from its relationship with the Funds. Based on the foregoing, the Board concluded that other benefits to be received by Golden from its relationship with the Funds was not a material factor to consider in approving the Agreements.

   CONTINUITY OF SERVICE PROVIDERS. Citigroup will continue to serve as the Funds' administrator, transfer agent, and fund accountant under existing contracts. The Funds' custodian and distributor will also remain the same. The Board concluded that the continuation of the Funds' other service provider contracts would help ensure continuity of Fund operations under the Agreements.

   NO UNDUE BURDEN ON THE FUNDS. The Board concluded that the approval of the Agreements would not result in: (1) an increase in the Funds' advisory fees or total expenses; (2) a change in advisory services, portfolio management personnel, back office support or other service provider services; or
   (3) costs to the Funds in order to seek shareholder approval of the New Agreement.

Based upon its review, the Board concluded that the approval of the Agreements was reasonable, fair and in the best interests of the Funds and their respective shareholders. The Board approved (i) the Interim Agreements and
(ii) the New Agreement subject to the approval of the New Agreement by the Funds' shareholders. The shareholders subsequently approved the New Agreement.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2006
--------------------------------------------------------------------------------
PROXY RESULTS

At a special meeting of shareholders for Golden Large Core Value Fund and Golden Small Core Value Fund on March 2, 2006 and February 28, 2006, respectively, shares were voted as summarized below on the following proposal presented to shareholders:
To approve the Investment Advisory Agreement between Forum Funds and Golden Capital Management, LLC with respect to Golden Large Core Value Fund and Golden Small Core Value Fund.

                                             FOR   AGAINST ABSTAIN
                                           ------- ------- -------
              Golden Large Core Value Fund 103,705  4,293   4,326
              Golden Small Core Value Fund 330,740  6,558  13,931

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolio is available, without charge and upon request, by calling (800) 206-8610 and on the SEC's website at www.sec.gov. The Funds' proxy voting records for the period of September 13, 2005 (the Fund's commencement of operations) through June 30, 2006 will be available, without charge and upon request, by calling
(800) 206-8610 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The following example is based on $1,000 invested at the beginning of the period and held for the entire period from the Funds' inception through June 30, 2006.

ACTUAL EXPENSES-The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2006
--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES-The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                BEGINNING       ENDING      EXPENSES   ANNUALIZED
                              ACCOUNT VALUE  ACCOUNT VALUE PAID DURING  EXPENSE
                             JANUARY 1, 2006 JUNE 30, 2006   PERIOD*     RATIO*
                             --------------- ------------- ----------- ----------
GOLDEN LARGE CORE VALUE FUND
   Actual Return                $1,000.00      $1,009.79      $3.49       0.70%
   Hypothetical Return          $1,000.00      $1,021.32      $3.51       0.70%
GOLDEN SMALL CORE VALUE FUND
   Actual Return                $1,000.00      $1,067.42      $5.64       1.10%
   Hypothetical Return          $1,000.00      $1,019.34      $5.51       1.10%

-----------------
* Expenses are equal to the Funds' annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 to reflect the half-year period .

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income. The percentage of ordinary income distributions designated as qualifying for the corporate dividends received deduction ("DRD"), the individual qualified dividend rate ("QDI") and the Qualifying Interest Income exempt from U.S. tax for foreign shareholders ("QII") is presented below for the Golden Large Core Value Fund.

                                DRD  QDI   QII
                                ---- ---- -----
                                100% 100% 6.26%

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2006
--------------------------------------------------------------------------------
Interested Trustee due to his affiliation with a Trust advisor and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds. John Y. Keffer is an Interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 206-8610.

                          POSITION WITH     LENGTH OF                 PRINCIPAL OCCUPATION(S)
NAME AND BIRTH DATE         THE TRUST      TIME SERVED                  DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish       Chairman of the   Trustee since  Retired; Partner, Wolf, Block, Schorr and Solis-
Born: November 9, 1943  Board;            1989 (Chairman Cohen, LLP (law firm) 2002-2003; Partner, Thelen
                        Trustee;          since 2004)    Reid & Priest LLP (law firm) 1995-2002.
                        Chairman,
                        Compliance
                        Committee,
                        Nominating
                        Committee and
                        Qualified Legal
                        Compliance
                        Committee
----------------------------------------------------------------------------------------------------------
Costas Azariadis        Trustee;          Since 1989     Professor of Economics, Washington University
Born: February 15, 1943 Chairman,                        (effective 2006; Professor of Economics,
                        Valuation                        University of California-Los Angeles 1992-2006.
                        Committee
----------------------------------------------------------------------------------------------------------
James C. Cheng          Trustee;          Since 1989     President, Technology Marketing Associates
Born: July 26, 1942     Chairman, Audit                  (marketing company for small- and medium-sized
                        Committee                        businesses in New England).
----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer          Trustee;          Since 1989     President, Forum Foundation (a charitable
Born: July 15, 1942     Chairman,                        organization) since 2005; President, Forum Trust,
                        Contracts                        LLC (a non-depository trust company) since 1997;
                        Committee                        President, Citigroup Fund Services, LLC
                                                         (Citigroup) 2003-2005; President, Forum Financial
                                                         Group, LLC ("Forum") (a fund services company
                                                         acquired by Citibank, N.A. 1999-2003).
----------------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier        President;        Since 2005     Managing Partner, Foreside Financial Group, LLC
Born: October 22, 1961  Principal                        since April 2005; Chief Operating Officer and
                        Executive Officer                Managing Director, Global Fund Services,
                                                         Citigroup 2003-2005; Managing Director, Global
                                                         Securities Services for Investors, Citibank, N.A.
                                                         1999-2003.
----------------------------------------------------------------------------------------------------------
Beth P. Hanson          Vice President/   Since 2003     Relationship Manager, Citigroup since 2003;
Born: July 15, 1966     Assistant                        Relationship Manager, Forum 1999-2003.
                        Secretary
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2006
--------------------------------------------------------------------------------

                           POSITION WITH       LENGTH OF                 PRINCIPAL OCCUPATION(S)
NAME AND BIRTH DATE          THE TRUST        TIME SERVED                  DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
Sara M. Morris           Vice President    Since 2004        Director and Relationship Manager, Citigroup
Born: September 18, 1963                                     since 2004; Chief Financial Officer, The VIA
                                                             Group, LLC (a strategic marketing company)
                                                             2000-2003.
-------------------------------------------------------------------------------------------------------------
Trudance L. Bakke        Treasurer;        Since 2005        Director, Foreside Compliance Service, LLC since
Born: August 11, 1971    Principal         (Principal        2006; Product Manager, Citigroup 2003-2006;
                         Financial Officer Financial Officer Senior Manager of Corporate Finance, Forum
                                           Since August      1999-2003.
                                           2006)
-------------------------------------------------------------------------------------------------------------
David M. Whitaker        Secretary         Since 2004        Product Manager, Citigroup since 2004; Assistant
Born: September 6, 1971                                      Counsel, PFPC, Inc. (a fund services company)
                                                             2000-2004.
-------------------------------------------------------------------------------------------------------------

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101
                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                             Portland, Maine 04101
                               www.foresides.com
   This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.
FOR MORE INFORMATION
                         GOLDEN LARGE CORE VALUE FUND
                         GOLDEN SMALL CORE VALUE FUND
                                 GOLDEN FUNDS
                                 P.O. BOX 446
                             PORTLAND, MAINE 04112
                                (800) 206-8610
[LOGO]

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, Forum Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, which applies to its Principal Executive Officer and Principal Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $76,000 in 2006 and $35,000 in 2005.

(b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2006 and $0 in 2005.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $14,700 in 2006 and $3,500 in 2005. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2006 and $0 in 2005. These services consisted of security count fees and overrun billing.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each a "Series"). In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser of a Series or an affiliate of the investment adviser, by the Series' independent auditor if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series' investment adviser or affiliate thereof to the Series' independent auditor for audit and permissible non-audit services are consistent with the independent auditor's independence.

(e) (2) 0%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the registrant for the Reporting Periods were $14,700 in 2006 and $3,500 in 2005. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) If the Registrant's investment adviser engages the registrant's auditor for non-audit services and the engagement relates directly to the operations and financial reporting of the registrant, the Audit Committee considers such engagement in evaluating the independence of the registrant's auditor.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Included as part of report to stockholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        Forum Funds

By       /s/ Simon D. Collier
         ---------------------------
         Simon D. Collier, President & Principal Executive Officer

Date     9/6/06
         ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ Simon D. Collier
         -----------------------------------
         Simon D. Collier, President & Principal Executive Officer

Date     9/6/06
         -----------------------------------


By       /s/ Trudance L. Bakke
         -----------------------------------
         Trudance L. Bakke, Treasurer & Principal Financial Officer

Date     9/6/06
         -----------------------------------